As filed with the Securities and Exchange Commission on May 31, 2016

Securities Act File No. 333-190813

Investment Company Act File No. 811-22880

_____________________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

☐	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	PRE-EFFECTIVE AMENDMENT NO.
☒	POST-EFFECTIVE AMENDMENT NO. 9
and/or
☐	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	AMENDMENT NO. 12

STEBEN ALTERNATIVE INVESTMENT FUNDS

(Exact name of Registrant as Specified in Charter)

9711 Washingtonian Boulevard, Suite 400

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (240) 631-7600

Francine J. Rosenberger, Esq. c/o Steben & Company, Inc. 9711 Washingtonian Boulevard Suite 400 Gaithersburg, Maryland 20878 (Name and Address of Agent for Service)	Copies of Communications to: George Zornada, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, MA 02111-2950

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to Rule 485(b)
☐	on ________, pursuant to Rule 485(b)
☒	60 days after filing pursuant to Rule 485(a)(1)
☐	on , pursuant to Rule 485(a)(1)
☐	75 days after filing pursuant to Rule 485(a)(2)
☐	on , pursuant to Rule 485(a)(2)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

Steben Managed Futures Strategy Fund

Class	Ticker
Class A	SKLAX
Class C	SKLCX
Class I	SKLIX
Class N	SKLNX

____________, 2016

The Steben Managed Futures Strategy Fund seeks to achieve positive long-term absolute returns with low correlation to broad equity and fixed income market returns.

The Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

As with all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, the Commodity Futures Trading Commission or any other U.S. federal or state governmental agency or regulatory authority or any securities exchange. Any representation to the contrary is a criminal offense.

www.steben.com

Steben Managed Futures Strategy Fund

A series of the Steben Alternative Investment Funds (Trust)

This Prospectus sets forth basic information about the Fund that you should know before investing. It should be read and retained for future reference. More detailed information about the Fund is contained in the Statement of Additional Information (SAI), which is available on the Fund’s website at www.steben.com or upon request.

The date of this Prospectus is __________, 2016.

Steben Managed Futures Strategy Fund | Prospectus 1

Summary of Steben Managed Futures Strategy Fund

Investment Objective | The Steben Managed Futures Strategy Fund (Fund) seeks to achieve positive long term absolute returns with low correlation to broad equity and fixed income market returns.

Fees and Expenses of the Fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 21 of this Prospectus.

SHAREHOLDER FEES (Fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%(1)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	None	None	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class N
Management Fees	1.75%	1.75%	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses(2) (3)	0.24%	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses(4)	2.24%	2.99%	1.99%	2.24%

(1)	If purchase $1 million or more and redeem within 18 months.

(2)	“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year. “Other Expenses” include the expenses of the Fund's consolidated wholly owned subsidiary (Subsidiary). Pursuant to an Operating Services Agreement with the Fund, the Fund pays Steben & Company, Inc. (Steben or Adviser) 0.24% of the Fund’s average daily net assets and Steben has contractually agreed to pay all of the Fund’s ordinary expenses including the Fund’s organizational and offering expenses but not the following Fund expenses: the Management Fee, the Distribution/Servicing Fee, borrowing costs, interest expenses, brokerage commissions and other transaction and investment-related costs, taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fees paid to Steben under the Operating Services Agreement may exceed the Fund’s actual ordinary operating expenses. This Operating Services Agreement may be terminated at any time by the Fund’s Board of Trustees.

(3)	“Other Expenses” includes Acquired Fund Fees and Expenses, which are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the table above will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(4)	The Fund’s Total Annual Fund Operating Expenses have been restated to reflect current fees and expenses.

Steben Managed Futures Strategy Fund | Prospectus 2

Expense Example | This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$789	$1,235	$1,706	$3,001
Class C shares	$302	$924	$1,572	$3,308
Class I shares	$202	$624	$1,072	$2,316
Class N shares	$227	$700	$1,199	$2,573

Portfolio Turnover | The Fund pays transaction costs, such as commissions, when it buys and sells securities and other investments (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover for the period April 1, 2014 (commencement of operations) through March 31, 2015 was 11.40%.

Principal Investment Strategies | The Fund seeks to achieve its investment objective by pursuing a managed futures strategy which intends to capture absolute returns in the commodity and financial futures markets (equity, interest rate and currency) by investing in:

▪	futures contracts (such as currency futures, futures on broad-based security indices and futures on commodities),

▪	foreign currency transactions (such as U.S. and foreign spot currencies and currency forward contracts),

▪	options on futures and swaps (collectively, Derivative Instruments).

The Fund may invest in Derivative Instruments directly or it may invest up to 25% of its total assets in a wholly owned and controlled subsidiary (Subsidiary) to pursue its managed futures strategy through investments in Derivative Investments. The principal investment strategies of the Subsidiary are the same as the principal investment strategies of the Fund.

The Adviser generally expects that the Fund’s performance will have a low correlation to the long-term performance of the general global equity, fixed income, currency and commodity markets; however, the Fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.

The Fund utilizes managers who employ a variety of managed futures trading strategies (Trading Advisors). The managed futures strategies to which the Fund seeks exposure typically include the following investment styles:

▪	trend following - quantitative and other strategies are used to identify underlying market trends over various time frames in prices to seek to exploit the market’s tendency to exhibit consecutive periods of price advances and/or declines

▪	short-term systematic and discretionary trading - quantitative strategies are used in an attempt to exploit short-term price patterns in financial and commodity markets

▪	counter-trend or mean reversion strategies - quantitative and other methods are used in an attempt to forecast price reversals over various time frames

The managed futures programs employed by the Trading Advisors have a wide variety of different trading styles across a broad range of financial markets and asset classes. Managed futures strategies typically invest either long or short in one or a combination of Derivative Instruments for both speculative and hedging purposes, each of which may be tied to (a) agricultural products, (b) currencies, (c) equity (stock market) indices, (d) energy, (e) fixed income and interest rates, (f) metals or (g) other commodities.

Each Trading Advisor implements its designated managed futures program by investing in a variety of Derivative Instruments. The Fund does not have a policy limiting the amount of the Fund’s portfolio that it may invest in foreign investments. There are no formal limitations on the markets, strategies or instruments in which the Fund or the Trading Advisors may invest. The Trading Advisors may or may not be registered under the Commodity Exchange Act (CEA).

Steben Managed Futures Strategy Fund | Prospectus 3

The Fund invests in the Subsidiary to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Subsidiary invests exclusively in any of the investments named above or may use a combination of such investments. Such investment exposure could far exceed the value of the Subsidiary’s portfolio and its investment performance could be primarily dependent upon investments it does not own. The Subsidiary complies with the same asset coverage requirements under the Investment Company Act of 1940, as amended (1940 Act) with respect to its investments in Derivative Instruments that are applicable to the Fund’s transactions in derivatives. The Subsidiary is organized under the laws of the Cayman Islands.

The Fund invests generally between 60% to 80% of its assets directly in fixed income investments to generate returns and interest income, diversifying the returns of the Fund’s investments in managed futures. The Adviser allocates these assets to the Fund’s subadviser, who invests primarily in investment grade securities, which the Fund defines as those that have a rating, at the time purchased, by Moody's Investors Service, Inc. (Moody's) of Baa3/P-3 or higher; by Standard & Poor's Ratings Group (S&P) of BBB-/A-3 or higher; or by Fitch Ratings (Fitch) of BBB-/F3 or higher; or, if unrated determined by the Adviser or the subadviser to be of comparable quality. However, the fixed income portion of the Fund's portfolio is invested without restriction as to issuer country, type of entity, capitalization or the maturity of individual securities. The Fund does not maintain any particular average maturity of its fixed income investments.

The Fund’s subadviser relies on qualitative and quantitative analysis to arrive at security selection decisions. Qualitative factors provide the foundation of its internal credit rating, including size and position within the industry/sector, completeness of the business model, earnings predictability, management quality, and cost structure. Quantitative analysis focuses on financial analysis to assess financial strength and liquidity. Additionally, an important component of security selection is relative-value assessment. Key principles of the subadviser’s sell discipline are guided by predetermined relative-value objectives for sectors, issuers and specific securities, pricing performance or fundamental performance that varies from expectations, deteriorating fundamentals, overvaluation and alternative investments offering the opportunity to achieve more favorable risk-adjusted returns.

The Fund is “non-diversified” under the 1940 Act, which means that it may invest more of its assets in fewer positions than “diversified” mutual funds.

Trading Advisor Selection. After identifying a universe of Trading Advisors and managed futures programs that meet Steben’s internal criteria, Steben selects potential managed futures programs using a methodology based on both quantitative and qualitative assessments. Steben employs a portfolio construction process based on its assessment of each managed futures program’s historical return and risk profiles and the Fund’s investment objective. In general, Steben seeks to select Trading Advisors and managed futures programs based on the programs’ expected individual risk-adjusted performance and their potential diversification benefits to the Fund’s overall portfolio. For each prospective allocation to a new Trading Advisor, Steben will conduct an evaluation of the Trading Advisor and its strategy, team, and approach through analysis of, among other criteria, its prior investment returns, portfolio exposures, current assets under management, and investment strategy outlook. Trading Advisors are generally not registered under the Investment Advisers Act of 1940, as amended (Advisers Act).

Investment and Operational Due Diligence. For each selected managed futures program that Steben considers for investment, Steben completes an investment due diligence process that, among other things, reviews the respective Trading Advisor’s trading strategy, performance, experience, management team, strategy implementation, firm organizational strength and risk management. In addition, Steben conducts a separate operational due diligence review of the Trading Advisor’s investment and organizational documents, the Trading Advisor’s relationships with its auditors, prime brokers, fund administrators and other service providers, technology infrastructure, management and organization, legal, regulatory and compliance capabilities, policies and practices regarding valuation and the calculation of net asset values, trading processes, fees and cash movement, among other factors.

Steben Managed Futures Strategy Fund | Prospectus 4

Allocation. Steben allocates the assets of the Fund and the Subsidiary among the Trading Advisors so as to provide exposure to what Steben considers to be an appropriate mix of trading styles and managed futures investment strategies given its strategic market views. The allocations are determined at Steben’s discretion in order to attempt to achieve the investment objective of the Fund. Allocations will not necessarily be equally weighted to each Trading Advisor, and the amount allocated to any program can change over time. New managed futures programs may be added and existing ones may be removed at any time.

Monitoring.

Steben monitors the performance and risk exposures of the Trading Advisors and the Derivative Investments. If an investment’s perf-ormance or risk deviates significantly from Steben’s expectations, Steben will review the issue with the Trading Advisor. An unfavorable review could prompt Steben to reduce the allocation to the Trading Advisor’s program, or remove it altogether. However, Steben need not reduce the allocation if the outcome of the review is favorable.

Steben also performs periodic ongoing due diligence reviews of each Trading Advisor, in order to track enhancements or changes to their trading programs, as well as any significant organizational or operational developments. An unfavorable review could prompt an allocation reduction or a removal of the Trading Advisor from the Fund’s portfolio.

Principal Risks | The Fund is not intended to be a complete investment program. An investment in the Fund is speculative and may involve a substantial degree of risk. The greatest risk of investing in this Fund is that you could lose money. Many factors affect the Fund’s net asset value and performance. There can be no assurances that the Fund will achieve its investment objective.

The following risks apply to the Fund’s direct investment in securities and Derivative Instruments as well as the Fund’s indirect investment through the Subsidiary.

▪	Commodity Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

▪	Counterparty Risk. The Fund is subject to the risk that its counterparty will be unable or unwilling to perform its obligations under the transactions and that the Fund will sustain losses.

▪	Credit Risk. Failure of an issuer or guarantor of a fixed income security to make timely interest or principal payments or otherwise honor its obligations could cause the Fund to lose money. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

▪	Currency Risk. Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will change adversely in value relative to the U.S. dollar. Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies. Foreign currencies are subject to risks caused by, among other factors, inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

▪	Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

▪	Derivative Instrument Risk. Derivative Instruments can be highly volatile, illiquid and difficult to value, and changes in the value of these instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or the Fund’s other investments. Futures, forward currency and options contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There may not be a liquid secondary market for the futures contracts. Price valuations or market movements of options may not justify purchasing put options or, if purchased, the options may expire unexercised, resulting in a loss of the premium paid for the options. There are additional risks associated with Derivative Instruments that are possibly greater than the risks associated with investing directly in the underlying instruments, including leveraging risk and counterparty credit risk. A small investment in a Derivative Instrument could have a potentially large impact on the Fund’s performance.

Steben Managed Futures Strategy Fund | Prospectus 5

▪	Fixed Income Risk. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. In addition, the Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

▪	Foreign Investment Risk. Investments in instruments issued by entities based outside of the U.S. may be affected by political and economic events unique to a country or region, currency controls, exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. In addition, Trading Advisors located in jurisdictions outside of the U.S. are subject to the laws of those jurisdictions.

▪	General Economic and Market Events Risk. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. The conclusion of the U.S. Federal Reserve’s quantitative easing stimulus program and/or increases in the level of short-term interest rates could cause fixed-income markets to experience continuing high volatility, which could negatively impact the Fund’s performance. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

▪	Managed Futures Regulatory Risk. Government regulation of the use of futures and other derivatives by mutual funds is continuing to evolve. Recently, the Securities and Exchange Commi-ssion proposed a new rule designed to modernize the regulation of derivatives usage by mutual funds that could have a significant impact on the manner in which certain managed futures mutual funds, including the Fund, operate. If this new rule is adopted as proposed, it may compel the Fund to change its investment strategy, make the Fund’s investment strategy more costly to implement, or require the Fund to cease operating as an investment company registered under the 1940 Act. The likelihood of these events, or the impact of potential future regulation, is currently not predictable.

▪	Government Securities Risk. Securities of certain U.S. government agencies and instrumentalities are not guaranteed by the U.S. Treasury, and the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment.

▪	Interest Rate Risk. When interest rates increase, the value of the Fund’s exposure to fixed income instruments will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

▪	Leveraging Risk. Investments in Derivative Instruments may give rise to a form of leverage. Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein. Not only can the Fund utilize leverage directly but the Subsidiary utilizes leverage through its investment the Derivative Instruments. Trading Advisors may engage in speculative transactions which involve substantial risk and leverage, such as making short sales.

▪	Management Risk. The investment processes used by the Adviser, Trading Advisor or the subadviser could fail to achieve the Fund’s investment objective or their judgment may prove to be incorrect or not produce the desired results and cause your investment to lose value.

▪	Market Disruption and Geopolitical Risk. Instability in the financial markets or in various countries or regions around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may result in a loss to your investment.

▪	Market Risk. The market value of a security or instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security or instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole.

▪	Non-Diversification Risk. Because the Fund may invest a relatively high percentage of its assets in a limited number of positions, the Fund’s performance may be more vulnerable to changes in the market value of a single position and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Steben Managed Futures Strategy Fund | Prospectus 6

▪	Short Sales Risk. The Trading Advisors may make short sales, which may be considered speculative transactions and involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to cover the short position at a time when the underlying instrument has appreciated in value, thus resulting in a loss to the Fund.

▪	Subsidiary Risk. The Fund’s investment in the Subsidiary exposes the Fund to the risks associated with the Subsidiary’s investments, which are generally the risks of futures-related investments. The Subsidiary is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States, the U.S. states or the Cayman Islands could result in the inability of the Fund to operate as intended, which could adversely affect the investment returns of the Fund. Although only up to 25% of the Fund’s assets may be invested in the Subsidiary, that portion of the Fund’s assets may be highly leveraged, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

▪	Swap Risk. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements also involve fees, commissions or other costs that may reduce the Fund's gains from a swap agreement or may cause the Fund to lose money. Such fees are based on the notional amount of the investment.

▪	Tax Risk. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code), the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The Fund’s investment in the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Internal Revenue Service (IRS) has suspended the granting of private letter rulings confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. As a result, there is a risk that the IRS could assert that the annual net profit realized by the Subsidiary and imputed for income tax purposes to the Fund will not be considered “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Performance | Because the Fund has not completed a full calendar year of operations, no performance information is available as of the date of this Prospectus. The Fund makes updated performance information available at the Fund's website (www.steben.com) or by calling the Fund at 855.775.5571.

Investment Adviser | Steben & Company, Inc. is the Fund’s investment adviser.

Trading Advisors | Millburn Ridgefield Corporation, PGR Capital LLP, Revolution Capital Management LLC and Crabel Capital Management, LLC each serve as one of the Fund’s Trading Advisors with respect to the managed futures strategy of the Fund.

Subadviser | Principal Global Investors, LLC serves as the subadviser with respect to the fixed income assets of the Fund.

Portfolio Managers of Investment Adviser

Kenneth E. Steben Investment Committee Member	Since Fund Inception (2014)
John Dolfin Investment Committee Member	Since Fund Inception (2014)
Basak Akiska Investment Committee Member	Since Fund Inception (2014)

Purchase and Sale of Fund Shares | You may purchase, redeem, or exchange Class A, Class C, Class I and Class N shares of the Fund on any business day through your financial intermediary, by mail at Steben Managed Futures Strategy Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (855.775.5571).

Steben Managed Futures Strategy Fund | Prospectus 7

The following shows the Fund’s investment minimums for various types of accounts:

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares and Class C Shares	$2,500	$100
Class I Shares	$1,000,000	$25,000
Class N Shares	$2,500	$100

Shares of the Fund are redeemable on any day the New York Stock Exchange (NYSE) is open for business through your broker-dealer or other financial intermediary, by mail, or by telephone. If you are purchasing or redeeming Fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary directly.

Tax Information | The dividends you receive from the Fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax on withdrawals from such tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries | If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Steben Managed Futures Strategy Fund | Prospectus 8

More about the Fund’s Investment Objective,
Strategies and Risks

Investment Objective

The Fund seeks to achieve positive long-term absolute returns that have a low correlation to broad equity and fixed income market returns. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust (Board) without a vote of shareholders. There can be no assurances that the Fund will achieve its investment objective.

Additional Information about the Fund’s Principal Investment Strategies

The Fund seeks to achieve its investment objective by pursuing a managed futures strategy which intends to capture absolute returns in the commodity and financial futures markets (equity, interest rate and currency) by investing in:

▪	futures contracts (such as currency futures, futures on broad-based security indices and futures on commodities),

▪	foreign currency transactions (such as U.S. and foreign spot currencies and currency forward contracts),

▪	options on futures and swaps (collectively, Derivative Instruments).

The Fund may invest in Derivative Instruments directly or it may invest up to 25% of its total assets in a wholly owned and controlled subsidiary (Subsidiary) to pursue its managed futures strategy through investments in Derivative Investments.

The Fund also invests in fixed income investments to generate returns and interest income which add diversification to the returns generated by the Fund’s portfolio. The Adviser generally expects that the Fund’s performance will have a low correlation to the long-term performance of the general global equity, fixed income, currency and commodity markets; however, the Fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.

Managed Futures | The managed futures strategies to which the Fund seeks exposure typically include the following investment styles:

▪	trend following - quantitative and other strategies are used to identify underlying market trends over various time frames in prices to seek to exploit the market’s tendency to exhibit consecutive periods of price advances and/or declines

▪	short-term systematic and discretionary trading - quantitative strategies are used in an attempt to exploit short-term price patterns in financial and commodity markets

▪	counter-trend or mean reversion strategies - quantitative and other methods are used in an attempt to forecast price reversals over various time frames

The managed futures programs employed by the Trading Advisors have a wide variety of different trading styles across a broad range of financial markets and asset classes. Managed futures strategies typically invest either long or short in one or a combination of Derivative Instruments, each of which may be tied to (a) agricultural products, (b) currencies, (c) equity (stock market) indices, (d) energy, (e) fixed income and interest rates, (f) metals or (g) other commodities. Such investments are not for hedging purposes.

Each Trading Advisor implements its designated managed futures program by investing in a variety of Derivative Instruments. The Fund does not have a policy limiting the amount of the Fund’s portfolio that it may invest in foreign investments. There are no formal limitations on the markets, strategies or instruments in which the Fund or Trading Advisors may invest. The Trading Advisors may or may not be registered under the CEA.

Trading Advisor Selection. After identifying a universe of Trading Advisors and managed futures programs that meet Steben’s internal criteria, Steben selects potential managed futures programs using a methodology based on both quantitative and qualitative assessments. Steben employs a portfolio construction process based on its assessment of each managed futures program’s historical return and risk profiles and the Fund’s investment objective. In general, Steben seeks to select Trading Advisors and managed futures programs based on the programs’ expected individual risk-adjusted performance and their potential diversification benefits to the Fund’s overall portfolio. For each prospective allocation to a new Trading Advisor, Steben will conduct an evaluation of the Trading Advisor and its strategy, team, and approach through analysis of, among other criteria, its prior investment returns, portfolio exposures, current assets under management, and investment strategy outlook.

Steben Managed Futures Strategy Fund | Prospectus 9

Investment and Operational Due Diligence. For each selected managed futures program that Steben considers for investment, Steben completes a due diligence process that, among other things, reviews the respective Trading Advisor’s trading strategy, performance, experience, management team, strategy implementation, firm organizational strength and risk management. In addition, Steben conducts a separate internal review of the Trading Advisor’s investment and organizational documents, the Trading Advisor’s relationships with its auditors, prime brokers, fund administrators and other service providers, technology infrastructure, management and organization, legal, regulatory and compliance capabilities, policies and practices regarding valuation and the calculation of net asset values, trading processes, fees and cash movement, among other factors.

Allocation. Steben allocates the assets of the Fund and the Subsidiary among Trading Advisors so as to provide exposure to what Steben considers to be an appropriate mix of trading styles and managed futures investment strategies given its strategic market views. The allocations are determined at Steben’s discretion in order to attempt to achieve the investment objective of the Fund. Allocations will not necessarily be equally weighted among investments or to each Trading Advisor, and the amount allocated to any program can change over time. New managed futures programs may be added and existing ones may be removed at any time.

Monitoring. Steben monitors the performance and risk exposures of the Trading Advisors as well as the Derivative Investments. If an investment’s perf-ormance or risk deviates significantly from Steben’s expectations, Steben will review the issue with the Trading Advisor. An unfavorable review could prompt Steben to reduce the allocation to the Trading Advisor or reduce the notional exposure to the Trading Advisor’s program, or remove it altogether. However, Steben need not reduce the allocation or the notional exposure if the outcome of the review is favorable.

Steben also performs periodic ongoing due diligence reviews of each Trading Advisor, in order to track enhancements or changes to their trading programs, as well as any significant organizational or operational developments. An unfavorable review could prompt an allocation reduction or a removal of the Trading Advisor.

Subsidiary | The Fund invests up to 25% of its total assets in a wholly owned and controlled Subsidiary to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Subsidiary invests its assets in Derivative Instruments. The principal investment strategies and principal investment risks of the Subsidiary are the same as the principal investment strategies and principal risks of the Fund as reflected in this Prospectus. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The financial statements of the Subsidiary are consolidated with those of the Fund. The Subsidiary is organized under the laws of the Cayman Islands.

The Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. Sub-chapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). The Fund makes investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The IRS has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund's investment in a wholly owned foreign subsidiary will constitute "qualifying income" for purposes of Subchapter M. The Fund does not have a private letter ruling. Therefore, to satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary's investments during the fiscal year. Such dividend distributions are "qualifying income" pursuant to Subchapter M (Section 851(b)) of the Code.

Steben Managed Futures Strategy Fund | Prospectus 10

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Fund and the Subsidiary are “commodity pools” under the CEA, and the Adviser is a “commodity pool operator” registered under the CEA and regulated by the Commodity Futures Trading Commission (CFTC).

As with the Fund, the Adviser is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the Adviser provides the Subsidiary with the same type of management services as the Adviser provides to the Fund. The investment advisory agreement of the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund.

Derivative Investments | The Fund and the Subsidiary invest their assets in Derivative Instruments. Such instruments may have payments linked to the performance of commodities. Although the Fund executes its managed futures strategy primarily by investing in the Subsidiary, the Fund also may invest in Derivative Instruments to the extent permitted under the 1940 Act and consistent with its intent to be treated as a regulated investment company under the Code. The Fund's and Subsidiary’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The Subsidiary will comply with the asset coverage requirements under 1940 Act with respect to its investments in Derivative Instruments on a consolidated basis with the Fund.

The Fund and Subsidiary use Derivative Instruments as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund and Subsidiary may also use Derivative Instruments for leverage, in which case their use would involve leveraging risk.

Fixed Income Investments | The Fund invests generally between 60% to 80% of its assets directly in fixed income investments to generate returns and interest income, diversifying the returns of the Fund’s investments in managed futures. The Adviser allocates these assets to the Fund’s subadviser, who invests primarily in investment grade securities, which the Fund defines as those that have a rating, at the time purchased, by Moody's Investors Service, Inc. (Moody's) of Baa3/P-3 or higher; by Standard & Poor's Ratings Group (S&P) of BBB-/A-3 or higher; or by Fitch Ratings (Fitch) of BBB-/F3 or higher; or, if, unrated determined by the Adviser or a subadviser to be of comparable quality. However, the fixed income portion of the Fund's portfolio is invested without restriction as to issuer country, type of entity, capitalization or the maturity of individual securities. The Fund does not maintain any particular average maturity of its fixed income investments.

Fixed income securities in which the Fund may invest consist principally of corporate bonds and other corporate debt securities issued by U.S. and non-U.S. corporations, such as U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations, U.S. dollar-denominated obligations of foreign issuers and debt obligations denominated in foreign currencies. The Fund also may invest in securities issued by the U.S. government or its agencies and instrumentalities, money market securities, mortgage and asset-backed securities and other interest-bearing instruments and cash. The Fund does not have a policy limiting the amount of the Fund’s portfolio that it may invest in foreign investments. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes, which primarily differ in their maturities and secured or unsecured status. Such corporate debt securities are issued by businesses to finance their operations. Each such issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund is not be required to dispose of such security. If a downgrade occurs, the Adviser or the subadviser, as the case may be, will consider what action, including the sale of such security, is in the best interests of the Fund and its shareholders.

The Fund’s subadviser relies on qualitative and quantitative analysis to arrive at security selection decisions. Qualitative factors provide the foundation of its internal credit rating, including size and position within the industry/sector, completeness of the business model, earnings predictability, management quality, and cost structure. Quantitative analysis focuses on financial analysis to assess financial strength and liquidity. Additionally, an important component of security selection is relative-value assessment. Key principles of the subadviser’s sell discipline are guided by predetermined relative-value objectives for sectors, issuers and specific securities, pricing performance or fundamental performance that varies from expectations, deteriorating fundamentals, overvaluation and alternative investments offering the opportunity to achieve more favorable risk-adjusted returns.

Steben Managed Futures Strategy Fund | Prospectus 11

Temporary Investments | The Fund may, from time to time, take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For temporary defensive purposes, the Fund may invest all or some of its total assets in high-quality, short-term debt instruments or may take positions that are inconsistent with its principal investment strategies. The Fund also may invest its assets in cash, cash equivalent securities, repurchase agreements, money market instruments or ETFs tracking the performance of high yield and investment grade bond indices as a temporary defensive measure. To the extent that the Fund takes such a temporary defensive position, its ability to achieve its investment objective may be affected adversely.

Additional Information about Principal Risks of Investing in the Fund

The Fund’s principal risks are described below. The Fund is not intended to be a complete investment program. An investment in the Fund is speculative and may involve a substantial degree of risk. The greatest risk of investing in this Fund is that you could lose money. Many factors affect the Fund’s net asset value and performance. There can be no assurances that the Fund will achieve its investment objective.

The following risks apply to the Fund’s direct investment in securities, and Derivative Instruments as well as the Fund’s indirect investment through the Subsidiary.

Commodity Risk | Commodity investments can be extremely volatile. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, commodity price volatility, changes in interest rates, currency fluctuations, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs and international economic, political and regulatory developments.

The commodity markets are subject to temporary distortions or other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. Once a limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the Fund’s commodity-linked investments.

Counterparty Risk | Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, might not be available in connection with over-the-counter (OTC) transactions or off-exchange transactions. Therefore, in those instances in which the Fund enters into such transactions, the Fund is subject to the risk that its counterparty will be unable or unwilling to perform its obligations under the transactions and that the Fund will sustain losses. OTC and off-exchange transactions have greater liquidity risk, and often do not have liquidity beyond the counterparty to the instrument. In general, there is less government regulation and supervision of transactions in the OTC markets or off-exchange than of transactions entered into on organized exchanges. Furthermore, if any futures commission merchant, broker-dealer, or financial institution holding the Fund’s assets were to become bankrupt or insolvent, it is possible that the Fund would be able to recover only a portion, or in certain circumstances, none of its assets held by such bankrupt or insolvent entity.

Credit Risk | The risk that an issuer, guarantor or liquidity provider of an instrument (including the counterparty to an OTC position) held by the Fund will be unable or unwilling to perform its obligations. It includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower rated issuers have higher credit risks. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its payment or repurchase obligation, as the case may be. Credit risk generally is inversely related to credit quality. To the extent that the Fund invests in derivative or other over-the-counter transactions, including forward contracts, the Fund may be exposed to a credit risk with respect to the parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

Steben Managed Futures Strategy Fund | Prospectus 12

Currency Risk | Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies. Where the Fund has tried to hedge its exposure to a decline in the value of a foreign currency relative to the U.S. dollar, the Fund is subject to the risk that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates for foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in such currencies. Foreign currencies also are subject to risks caused by, among other factors, inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

Cybersecurity Risk | Intentional cybersecurity breaches include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Adviser, the Fund’s subadvisor, the Trading Advisors, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which the Fund invests, and thereby cause the Fund’s investments to lose value.

Derivatives Risk | Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swaps and forward contracts. The value of a derivative depends largely upon price movements in the underlying instrument. Many of the risks applicable to trading the underlying instrument are also applicable to derivatives trading. However, derivatives trading is subject to a number of additional risks. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges. A small investment in derivative instruments could have a potentially large impact on the Fund’s performance.

Liquidity of Futures Contracts. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. OTC instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the CFTC and various exchanges limit the number of positions that the Fund may indirectly hold or control in particular commodities.

Non-U.S. Futures Transactions. Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally “linked” to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Fund may not be afforded certain of the protections that apply to domestic transactions. In particular, funds received to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the resulting potential profit or loss, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Steben Managed Futures Strategy Fund | Prospectus 13

Forward Contracts. The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price movements of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Adviser would otherwise recommend, to the possible detriment of the Fund.

Swap Agreements. The Fund may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if the Adviser determines that other forms are consistent with the Fund’s investment objective and policies.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, the value of a swap agreement is likely to decline if the counterparty’s creditworthiness declines. Such a decrease in value might cause the Fund to incur losses.

Recent market developments related to swaps have prompted increased scrutiny with respect to these instruments. As a result of The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), swaps may in the future be subject to increased regulation. Such regulation may limit the Fund’s ability to use swaps and increase the cost of using swaps.

Call Options. The Fund may engage in the use of call options. The seller (writer) of a call option which is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security or futures contract.

Put Options. The Fund may engage in the use of put options. The seller (writer) of a put option which is covered (i.e., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the short position for values of the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option.

Steben Managed Futures Strategy Fund | Prospectus 14

The buyer of a put option assumes the risk of losing its entire investment in the put option. However, if the buyer of the put holds the underlying security, the loss on the put will be offset in whole or in part by any gain on the underlying security or futures contract.

Counterparty Credit Risk. Many purchases, sales, financing arrangements, securities lending transactions and derivative transactions in which the Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although the Fund and the Trading Advisors have entered into transactions only with counterparties believed by the Adviser or a Trading Advisor, respectively, to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In situations in which the Fund is required to post margin or other collateral with a counterparty, including with a futures commission merchant or a clearing organization for futures or other derivative contracts, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. Although the Fund will attempt to execute, clear and settle the transactions through entities believed to be sound, a failure by any such entity may lead to a loss to the Fund.

Over-the-Counter Trading. The Fund may purchase or sell derivative instruments that are not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an exchange-traded instrument. In addition, the Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an exchange-traded instrument. Significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Derivatives not traded on exchanges are not subject to the same type of government regulation as exchange-traded instruments, and many of the protections afforded to participants in a regulated environment may not be available with respect to these instruments.

Fixed Income Risk | Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s share price. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to interest rates. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Steben Managed Futures Strategy Fund | Prospectus 15

Foreign Investment Risk | Investments in instruments issued by entities based outside of the U.S. pose distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. In addition, Trading Advisors located in jurisdictions outside of the U.S. are subject to the laws of those jurisdictions. Further such entities and/or their instruments also may be affected by currency controls, exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Certain foreign countries may impose restrictions on the ability of non-U.S. issuers to make payments to investors located outside the country, whether from currency blockages or otherwise. The cost of servicing non-U.S. debt will generally be adversely affected by rising interest rates, as many non-U.S. debt obligations have interest rates that adjust based upon international interest rates. Because non-U.S. assets may trade on days when the Fund’s shares are not priced, NAV may change at times when shares cannot be sold. In addition, trading on foreign exchanges is subject to the risks presented by exchange controls. Some foreign derivative markets are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of any exchange or clearing corporation. Further, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

General Economic and Market Events Risk | Events in the financial sector historically have resulted, and may result from time to time, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; credit and liquidity issues involving certain money market mutual funds; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits, debt crises in the Eurozone; S&P’s downgrade of U.S. long-term sovereign debt; economic stimulus by the Japanese central bank; declines in oil prices; and dramatic changes in currency exchange rates. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

Political turmoil within the United States and abroad may also impact the Fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the Fund’s performance. Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

Managed Futures Regulatory Risk | Government regulation of the use of futures and other derivatives by mutual funds is continuing to evolve. Recently, the Securities and Exchange Commission proposed a new rule designed to modernize the regulation of derivatives usage by mutual funds that could have a significant impact on the manner in which certain managed futures mutual funds, including the Fund, operate. If this new rule is adopted as proposed, it may compel the Fund to change its investment strategy, make the Fund’s investment strategy more costly to implement, or require the Fund to cease operating as an investment company registered under the 1940 Act. The likelihood of these events, or the impact of potential future regulation, is currently not predictable.

Government Securities Risk | Securities of certain U.S. government agencies and instrumentalities are not guaranteed by the U.S. Treasury, and the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment.

Interest Rate Risk | Yield curves are usually upward sloping: the longer the maturity, the higher the yield. Changes in the shape of the yield curve can cause significant changes in the profitability of relative value, spread, and directional trades or hedging operations. Yield curve changes will also affect credit and interest rate risks. When interest rates increase, the value of the Fund’s exposure to fixed income instruments will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities. In the event of the inversion of the yield curve, the reversal of the interest differential between positions of different maturities can make previously profitable hedging techniques unprofitable.

Steben Managed Futures Strategy Fund | Prospectus 16

Additionally, interest rates remain near historical lows. Following the financial crisis that began in 2007, the Federal Reserve attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate near zero percent and by purchasing large quantities of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities on the open market through a quantitative easing stimulus program. As the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. These policy changes may expose fixed income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline.

Leverage Risk | Not only can the Fund utilize leverage directly but the Subsidiary utilizes leverage through its investments in Derivative Instruments. Trading Advisors may engage in speculative transactions which involve substantial risk and leverage, such as making short sales. Certain transactions the Fund and/or the Subsidiary may undertake may give rise to a form of leverage. Such transactions may include, among others, futures contracts, forward currency contracts, forward commitment transactions and short sales. Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.

Management Risk | The investment processes used by the Adviser, a subadviser and Trading Advisors could fail to achieve the Fund’s investment objective and cause your investment to lose value. The Adviser’s, subadviser’s and Trading Advisors’ respective judgments about the attractiveness, value and potential appreciation or depreciation of a particular security, derivative or other instrument in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results. Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

Market Disruption and Geopolitical Risk | Instability in the financial markets or in various countries or regions around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may result in a loss to your investment.

Market Risk | The market value of a security or instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security or instrument to be worth less than it was worth at an earlier time. Recent turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers, which may have an adverse effect on the Fund. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds, derivatives and commodities, and the mutual funds that invest in them. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Non-Diversification Risk | The Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of positions. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single position and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Short Sales Risk | The Trading Advisors may make short sales, which may be considered speculative transactions and involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to “cover” the short position at a time when the underlying instrument has appreciated in value, thus resulting in a loss to the Fund which is theoretically unlimited.

Subsidiary Risk | By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary generally are subject to the risks of commodities-related investments described in this Prospectus. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, does not have all of the protections offered to investors in registered investment companies.

Steben Managed Futures Strategy Fund | Prospectus 17

Changes in the laws of the United States, the U.S. states or the Cayman Islands, under which the Fund and the Subsidiary are organized and operated, as applicable, could prevent the Fund or the Subsidiary from operating as described in this Prospectus and could negatively affect the Fund and its Shareholders. In addition, the Cayman Islands currently does not impose any income, corporate, capital gain or withholding taxes on the subsidiary. If this were to change and the Subsidiary were required to pay Cayman Island taxes, the investment returns of the Fund would be adversely affected.

Tax Risk | To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.” In addition, the IRS has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute “qualifying income.” It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through the Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute “qualifying income.” The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute “qualifying income,” and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes “qualifying income.” In addition, the IRS has issued private letter rulings concluding that income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes “qualifying income.”

Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent. Moreover, the IRS has suspended the issuance of such rulings and is reviewing its policy in this area. The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings. The Fund takes the position that income from its investments in commodity-linked notes and in the Subsidiary will constitute “qualifying income.” In the absence of a ruling, however, there can be no certainty in this regard. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute “qualifying income.” The tax treatment of the Fund’s investment in commodity-linked notes or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations. If income derived by the Fund from its investments in commodity-linked notes and in the Subsidiary does not constitute “qualifying income,” the Fund will most likely not qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income. If future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or in the Subsidiary as “qualifying income,” the Fund and the Adviser will consider what action to take, including potentially liquidating the Fund.

For U.S. federal income tax purposes, the Subsidiary is treated as a corporation. The Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of a trade or business in the United States (effectively connected income). In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income. The Fund expects that, in general, the activities of the Subsidiary will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal tax on the Subsidiary’s effectively connected income could significantly reduce the Fund’s returns.

Steben Managed Futures Strategy Fund | Prospectus 18

Management of the Steben Managed Futures Strategy Fund

Investment Adviser | Steben & Company, Inc. (Steben or Adviser) serves as the Fund’s investment adviser. Steben is registered as an investment adviser under the Advisers Act and has its principal offices at 9711 Washingtonian Blvd, Suite 400, Gaithersburg, Maryland 20878. Steben also is registered with the CFTC as a commodity pool operator and swap firm and is a member of the National Futures Association as well as registered with the SEC as a broker-dealer and is a member of FINRA. Steben provides investment advisory services for public and private commodity pools and registered and unregistered investment companies.

Steben’s Investment Committee members responsible for the management, selection and oversight of the Fund are experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored billions of dollars in a range of alternative investments and maintain a strong network within the alternative investment community as a result of their experience. Steben and its personnel maintain relationships with a large number of managers. Steben believes that, among other things, as a result of these contacts the Fund should have access to a large number of Trading Advisors from which to select. The Investment Committee is comprised of Kenneth E. Steben, John Dolfin and Basak Akiska. Mr. Dolfin has the primary investment responsibility for the Fund. Steben’s investment professionals will devote such time to the ongoing operations of the Fund as they deem appropriate in order to implement and monitor their investment program.

The Steben personnel who have primary responsibility for management of the Fund are:

Kenneth E. Steben is the President and Chief Executive Officer of Steben. Mr. Steben received his Bachelor’s Degree in Interdisciplinary Studies, with a concentration in Accounting in 1979 from Maharishi University of Management. Mr. Steben became a licensed stock and bond broker and a financial adviser in 1981. He holds his Series 3, 5, 7, 24, 63 and 65 FINRA licenses, and has been a CFTC listed Principal and registered as an Associated Person of Steben & Company since March 15, 1989.

John Dolfin is Chief Investment Officer at Steben & Company. Mr. Dolfin earned a Bachelor’s degree in Philosophy, Politics and Economics from Oxford University in 1993, and a Masters in Economics from Yale University in 1996. Previously, he served as Director and Head of Macro and CTA Strategies at Merrill Lynch Wealth Management, a financial advisory firm, from July 2006 to June 2010. More recently, he served as Managing Director in the Liquid Strategies Group at SAFANAD Inc., an investment management firm, from June 2010 to February 2011. From March to July 2011, he was engaged in various personal projects. Mr. Dolfin has been a CFA charter holder since 2005 and has been a CFTC listed Principal of Steben & Company since July 2, 2012.

Basak Akiska is Director of Operational Due Diligence at Steben & Company. Ms. Akiska earned a Bachelor’s degree in Management from University of Massachusetts Amherst in 1999 and a Masters in Accounting from University of Virginia in 2000. Previously, she served as Senior Due Diligence Analyst at FRM/MAN Investments, a financial advisory firm, from June 2006 to February 2013. Prior to that, Ms. Akiska served as an Internal Audit Manager at XL Capital, and as an Audit Manager at Ernst & Young LLP., an independent public accounting firm. Ms. Akiska has acquired her CPA license in 2004 (currently inactive).

The SAI provides additional information about the Investment Committee members’ compensation, other accounts they manage and their ownership of Shares in the Fund. A discussion of the factors considered by the Trustees when last approving the Investment Advisory Agreement is contained in the shareholder report of the Fund covering the period ended September 30, 2014.

Steben provides the Fund with advice on buying and selling securities and on allocating its assets between the fixed income and managed futures strategies. The Adviser also furnishes the Fund with office space and certain administrative services. For its services, the Adviser is entitled to receive an annual management fee of 1.75%, calculated daily and payable monthly, as a percentage of the Fund’s average daily net assets.

Steben has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Steben, in exchange for an Operating Services Fee of 0.24% of the Fund’s average daily net assets paid to Steben by the Fund, has contractually agreed to pay all expenses of the Fund other than the following: management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. The Board periodically reviews the operation of the Operating Services Agreement. This Operating Services Agreement is effective until it is terminated by the Board.

Steben Managed Futures Strategy Fund | Prospectus 19

Steben is also the investment adviser for the Subsidiary pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, Steben provides the Subsidiary with the same type of management services under the same terms as are provided to the Fund. The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. Steben has contractually agreed to advise the Subsidiary without compensation. This undertaking may not be terminated unless Steben obtains the prior approval of the Fund’s Board.

The Subsidiary has its own board responsible for overseeing the operations of the Subsidiary and the Fund’s chief compliance officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Fund’s board regarding the Subsidiary’s compliance with its policies and procedures.

Like the Fund, the Subsidiary bears expenses incurred in connection with the custody, transfer agency, legal and audit services that they receive. The Subsidiary’s financial statements are consolidated in the Fund’s annual audited financial statements and semi-annual unaudited financial statements which are included in the annual and semi-annual reports, respectively, provided to shareholders.

Manager of Managers Structure | Steben and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby Steben, as the Fund’s investment manager, can appoint and replace both wholly owned and unaffiliated subadvisers and trading advisors, and enter into, amend and terminate subadvisory agreements with such subadvisers and trading advisor, each subject to Board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new subadviser or trading advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of subadvisory agreements with such subadvisers and trading advisors.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, Steben has the ultimate responsibility, subject to oversight by the Fund’s Board, to oversee the subadvisers and trading advisors and recommend their hiring, termination and replacement. Steben also will, subject to the review and approval of the Fund’s Board: set the Fund’s overall investment strategy; evaluate, select and recommend subadvisers and trading advisors to manage all or a portion of the Fund’s assets; allocate and, when appropriate, reallocate the Fund’s assets among subadvisers and trading advisors; monitor and evaluate the subadvisers’ performance; and implement procedures reasonably designed to ensure that each subadviser and trading advisor complies with the Fund’s investment goal, policies and restrictions.

Trading Advisors | Steben may allocate and change allocations of the assets of the Fund among one or more Trading Advisors, subject to review by the Board. In the future, Steben may propose the addition of one or more additional Trading Advisors, subject to approval by the Board and, if required by the 1940 Act, Fund shareholders.

Millburn Ridgefield Corporation has entered into a trading advisory agreement with the Adviser to manage a portion of the Fund’s assets using the Millburn Core Markets Program. Millburn is a Delaware corporation organized in 1982 and its primary business involves managing futures, spot and forward currency portfolios. Millburn’s main office is located at 411 West Putnam Avenue, Greenwich, CT 06830. Millburn is registered with the CFTC as a CTA and CPO and is a member of the NFA as well as an approved swap firm. Millburn also is registered with the SEC as an investment adviser. Millburn and its successors have been continuously managing assets in the currency and futures markets, using quantitative, systematic techniques, since 1971.

Steben Managed Futures Strategy Fund | Prospectus 20

PGR Capital LLP has entered into a trading advisory agreement with the Adviser to manage a portion of the Fund’s assets using the PGR Trend Program. PGR is a limited liability partnership registered in England and Wales founded in 2009. PGR’s main office is located at 130 Jermyn Street, London SW1Y 4UR. PGR is authorized and regulated by the United Kingdom’s Financial Conduct Authority. PGR also is registered with the CFTC as a CTA and CPO and is a member of the NFA.

Revolution Capital Management LLC. has entered into a trading advisory agreement with the Adviser to manage a portion of the Fund’s assets using the Revolution Emerald Futures Program. RCM is a Colorado-based limited liability company formed in 2004. RCM’s main office is located at 520 Zang Street, Broomfield, Colorado. RCM is registered with the CFTC as a CTA and CPO and is a member of the NFA. RCM has been trading proprietary capital since January 2005. RCM focuses on short-term, systematic and quantitative trading, applying rigorous statistical analysis to all aspects of research, development, and operations.

Crabel Capital Management LLC has entered into a trading advisory agreement with the Adviser to manage a portion of the Fund’s assets using the Crabel Advanced Trend Program. Crabel is a Los Angeles-based limited liability company formed in 1992. Crabel’s main office is located at 10250 Constellation Blvd, Suite 2650, Century City, California. Crabel is registered with the CFTC as a CTA and CPO and is a member of the NFA. Crabel specializes in futures and foreign currency trading and is a pioneer in short-term, systematic trading, but also manages longer term systematic strategies. The Advanced Trend Program employs a long term trend-following strategy, with the objective of achieving competitive risk-adjusted returns, while maintaining a low correlation to major asset classes.

Subadviser | Steben may allocate and change allocations of the assets of the Fund among one or more investment subadvisers, subject to review by the Board. In the future, Steben may propose the addition of one or more additional subadvisers, subject to approval by the Board and, if required by the 1940 Act, Fund shareholders.

Steben has selected Principal Global Investors, LLC, 711 High Street Des Moines, Iowa 50392 (Subadviser), to provide investment advisory services to the Fund with respect to the Fund’s fixed income strategy. The Subadviser had approximately $82.0 billion of assets under management as of March 31, 2015.

The SAI provides additional information about the Trading Advisors and the Subadviser. A discussion of the factors considered by the Trustees when last approving the Subadvisory Agreement is contained in the shareholder report of the Fund covering the period ended September 30, 2014. A discussion of the factors considered by the Trustees when approving the Trading Advisory Agreements will be contained in the next shareholder report of the Fund.

Under the Subadvisory Agreement, the Subadviser, subject to the investment objectives and policies of the Fund, makes investment decisions for the Fund with respect to the Fund’s assets allocated to it. Steben pays the Subadviser an annual subadvisory fee on the portion of the Fund’s net assets from its advisory fee.

Distributor | Foreside Fund Services LLC (Distributor), the Fund’s principal underwriter, serves as the distributor in connection with the offering of Shares of the Fund. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem Shares. The Distributor is not affiliated with the Adviser, U.S. Bancorp Fund Services, LLC or their affiliates.

Distribution and Services Plan | The Fund has adopted a Distribution and Services Plan for Class A, Class C and Class N shares (Plan) under Rule 12b-1 that allows it to pay distribution and service fees for the sale of its Class A, Class C and Class N shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the Fund’s Plan, the Fund is authorized to pay a maximum distribution and service fee of up to 0.25% of average daily assets on Class A and Class N shares and up to 1.00% of the average daily net assets on Class C shares.

Payments to Financial Intermediaries | Steben makes cash payments to financial intermediaries in connection with the promotion and sale of shares of the Fund. Cash payments include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. Steben makes these payments out of its legitimate profits and generally makes such payments from the retention of underwriting concessions or Rule 12b-1 fees. The Board or Steben may terminate or suspend payments at any time. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), trust company, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration, trust processing or similar agreement with Steben.

Steben makes revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the Fund. The benefits that Steben receives when these payments are made include, among other things, placing the Fund on the financial adviser’s fund sales system, possibly placing the Fund on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Fund in its fund sales system (on its “sales shelf”). Steben compensates financial intermediaries differently depending on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments Steben makes may be calculated on the average daily net assets of the Fund attributable to that particular financial intermediary (Asset-Based Payments). Asset-Based Payments primarily create incentives to retain previously sold shares of the Fund in investor accounts. The revenue sharing payments Steben makes may be also calculated on sales of new shares in the Fund attributable to a particular financial intermediary (Sales-Based Payments). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.

Steben Managed Futures Strategy Fund | Prospectus 21

Steben also makes other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges, cash sweep payments, or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which Steben’s personnel may make presentations on the Fund to the financial intermediary’s sales force and clients). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

Steben is motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, Steben benefits from the incremental management and other fees paid to Steben by the Fund with respect to those assets.

In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees and/or commissions other than those disclosed in this Prospectus. You can ask your financial intermediary about any payments it receives from Steben or the Fund, as well as about fees and/or commissions it charges.

Your Investment

The Fund offers Class A, Class C, Class I and Class N shares. Each class has a different combination of purchase restrictions, sales charges and ongoing fees allowing you to choose the class that best meets your needs. The following sections explain the sales charges or other fees you may pay when investing in each class.

Class A Shares

You may purchase Class A shares at the “offering price,” which is a price equal to their NAV, plus a sales charge imposed at the time of purchase. Class A shares currently are subject to ongoing distribution and service (Rule 12b-1) fees equal to 0.25% of their average daily net assets. If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the tables below. If you invest more, the sales charge will be lower.

Steben Managed Futures Strategy Fund | Prospectus 22

Sales Charge as a Percentage of:

Your Investment in the Fund	Offering Price(a)	Your Investment(a)	Dealer Concession as % of offering price(b)
Less than $25,000	5.75%	6.10%	5.00%
$25,000–$49,999	5.00%	5.26%	4.25%
$50,000–$99,999	4.75%	4.99%	4.00%
$100,000-$249,999	3.75%	3.83%	3.25%
$250,000–$499,999	2.50%	2.56%	2.00%
$500,000–$999,999	2.00%	2.04%	1.75%
$1,000,000 and over(c)	0.00%	0.00%	See below

(a)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(b)	During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.

(c)	A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1.00% on shares redeemed during the first 6 months after their purchase and 0.75% on shares redeemed between 6 and 18 months after their purchase.

Sales Charge Reductions | The Fund offers programs designed to reduce your Class A sales charges as described in the preceding schedule. For purposes of determining your sales charge, discounts will be applied based upon your current account value calculated at NAV.

To receive a reduction or waiver in your Class A initial sales charge, you must advise your financial adviser or the Fund of your eligibility at the time of purchase. You also may be required to provide your financial adviser or the Fund with certain information or records to verify your eligibility as per the specifications below:

▪ Accounts owned by you, your spouse or minor children, including trust or other fiduciary accounts in which you, your spouse or minor children are the beneficiary. This includes sole proprietor business accounts;

▪ Accounts opened under a single trust agreement — including those with multiple beneficiaries;

▪ Purchases made by a qualified retirement or employee benefit plan of a single employer; and

▪ Purchases made by a company, provided the company is not in existence solely for purchasing investment company shares.

Rights of Accumulation | You may combine your new purchase of Class A shares with the Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value based on NAV of all other shares you own.

Letter of Intent | By signing a Letter of Intent (LOI) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of the Fund’s Class A Shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

Steben Managed Futures Strategy Fund | Prospectus 23

If you establish an LOI with the Fund you can aggregate your accounts as well as the Fund’s Class A accounts of your immediate family members. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

SIMPLE IRA | By investing in a SIMPLE individual retirement account (IRA) plan you and all plan participants will receive a reduced Class A sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a Rights of Accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan unless approved by Steben.

Sales Charge Waiver | Class A shares may be purchased at NAV without any sales charge by:

▪ Steben, its affiliates, directors, officers and employees; current and retired officers and Trustees of the Fund; the subadviser of any mutual fund managed by Steben and its current directors, officers and employees; employees and registered financial advisers of broker-dealers that have selling arrangements with the Fund’s Distributor; directors, officers and employees of banks and trust companies that are party to selling agreements with the Distributor; all such persons’ immediate relatives (spouse, parents, siblings, children – including in-law relationships) and beneficial accounts;

▪ Investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations which have entered into service agreements with Steben or the Distributor. Such programs generally have other fees and expenses, so you should read any materials provided by that organization; and

▪ Investors who participate in self-directed investment brokerage accounts offered by financial intermediaries who have entered into a selling agreement with the Fund’s Distributor. Financial intermediaries offering self-directed accounts may or may not charge a transaction fee to its customers, so you should read any materials provided by that financial intermediary.

Steben may pay a one-time, up-front sales concession from its own legitimate profits and resources to broker-dealers and financial intermediaries for purchases of Class A shares of $1,000,000 or more according to the following schedule: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million.

Any purchase for which the one-time sales concession was paid will be subject to a CDSC payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if the shares are held for 6 to 18 months there will be a CDSC of 0.75%. Please note that some qualified retirement plans restrict the payment of a CDSC, therefore no sales concessions shall be paid with respect to such plans. Qualified retirement plans should consider purchasing Class I shares which do not have a CDSC. In instances where a financial adviser agrees to waive its receipt of the finder’s fee described above, the CDSC on Class A shares, generally, will be waived. Steben reserves the right to alter or change the finder’s fee policy at any time at its own discretion.

More information concerning sales charge reductions and waivers can be found in the SAI and on our website, www.steben.com.

Class C Shares

You may purchase Class C shares at NAV with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than one year after purchase, you will pay a 1% CDSC at the time of sale. Class C shares are subject to ongoing Rule 12b-1 fees of up to 1% of their average daily net assets. Class C shares do not convert to any other class of shares. With respect to Class C shares, you should consult with your financial adviser as to the suitability of such an investment for you.

Steben Managed Futures Strategy Fund | Prospectus 24

Application of CDSC

The CDSC for Class A shares and Class C Shares is calculated based upon the original purchase cost or the current market value of the shares being sold, whichever is less. Because of rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the anniversary of your purchase.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions.

The CDSC for Class A shares and Class C shares is generally waived if the shares are sold:

▪ To make certain distributions from retirement plans;

▪ Because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse);

▪ To make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; or

▪ Due to involuntary redemptions by the Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions.

Reinstatement Privilege

If you have sold shares of the Fund, you may request a one-time option to reinstate the shares previously sold within a 90 calendar day period. The reinstated shares must be registered exactly and be of the same class of shares previously redeemed. The Fund’s minimum initial investment must be met at the time of reinstatement. You must provide a written reinstatement request and payment within 90 calendar days of the date your instructions to sell were processed. Your investment will be reinstated at the next NAV per share determined after the request is received. To the extent that any applicable sales charges were paid on the original shares being reinstated, these reinstated shares will not be subject to any new sales charges. Any CDSC previously paid on these reinstated shares will not be refunded. However, the original value of shares being reinstated will not be subject to any new CDSC to the extent that any were previously paid. The 1% redemption fee for Class I and Class N shares is not refunded and any redemption of Class I or Class N shares within 30 days of reinstatement may be subject to the 1% redemption fee.

Class I Shares

Class I shares are available to individual investors and qualified institutions with a minimum investment of $1,000,000 and investors purchasing through a financial intermediary within a “wrap,” asset allocation or other fee based advisory program (Fee Based Program), provided that the Fee Based Program sponsor has selected this class of shares as an acceptable investment for this Fee Based Program and entered into a selling agreement with the Distributor for the Fee Based Program. Steben at its discretion may waive this minimum amount. Class I shares are not subject to any initial sales charge. There also is no CDSC imposed on the redemption of Class I shares, and you do not pay any ongoing distribution/service fees.

Class N Shares

Class N shares are available to individual investors with a minimum investment of $2,500 and investors purchasing through a financial intermediary or platform and entered into a servicing or selling agreement with the Distributor. Steben at its discretion may waive this minimum amount. Class N shares are not subject to any initial sales charge. There also is no CDSC imposed on the redemption of Class N shares. Class N shares are subject to ongoing Rule 12b-1 fees of up to 0.25% of their average daily net assets.

Investing in Shares

Once you have chosen a share class, the next step is to determine the amount you wish to invest. There are several ways to invest, although the availability of these services may be limited by your financial adviser or institution.

Steben Managed Futures Strategy Fund | Prospectus 25

Investing in Class A and Class C Shares | The minimum investment in Class A and Class C shares is:

Type of account	Initial investment	Subsequent investment
Regular Account	$2,500	$100
Periodic Investment Program	$100	$100 per month
Retirement Account	$500	No minimum

The Fund may waive these minimum requirements at its discretion. Contact the Fund or your financial adviser for further information.

Investing in Class I Shares | For individual investors and qualified institutions purchasing Class I shares for their own account, the minimum initial investment is $1,000,000, with subsequent investments of $25,000. Qualified institutions include corporations, banks, insurance companies, endowments, foundations and trusts. The Fund may waive any of these minimums at its sole discretion. For wrap accounts, minimum investments for initial and subsequent purchases are set by the Fee Based Program sponsor. You must contact your intermediary to purchase Class I shares in this manner. Contact the Fund or your financial adviser for further information.

Investing in Class N Shares | For individual investors and institutions purchasing Class N shares through a financial intermediary or platform that has entered into a servicing or selling agreement with the Distributor, the minimum initial investment is $2,500, with subsequent investments of $100. Because of this requirement, Class N shares may not be available to all shareholders and has differing distribution and/or shareholder servicing fees that reflect variations in distribution channels. The Fund may waive these minimum requirements at its discretion. Contact the Fund or your financial adviser for further information.

How to Invest

For shares managed by a Plan Administrator, please contact the Plan Administrator to place a purchase request.

Through your Financial Adviser | You may invest in the Fund by contacting your financial adviser. Your financial adviser can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your financial adviser or broker will transmit your request to the Fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the Fund’s behalf. The Fund has authorized one or more brokers to receive on its behalf purchase orders. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

By Mail | You may invest in the Fund by sending a completed account application form to the Fund’s Transfer Agent at the address below, or submitting an account application form to your financial adviser. Indicate the Fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Checks must be drawn on an account at an U.S. bank and made payable to the Fund and class being purchased. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000, nor postdated checks, postdated online bill pay checks, or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. Mail the application and your payment to:

Regular Mail

Steben Managed Futures Strategy Fund

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight Delivery

Steben Managed Futures Strategy Fund

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, Third Floor

Milwaukee, WI 53202

Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

Steben Managed Futures Strategy Fund | Prospectus 26

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the Fund’s policy not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 855.775.5571 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

By Automatic Investment Program | We offer several plans to allow you to make regular, automatic investments into the Fund. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 855.775.5571 for more information about the Fund’s Automatic Investment Plan. The intent of these plans is to encourage you to increase your account balance to the Fund’s minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open or we may close your accounts.

By Wire | If you are making your first investment, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Wire to:

U.S. Bank N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

Credit Name: U.S. Bancorp Fund Services, LLC

Account #112-952-137

Further Credit:

Steben Managed Futures Strategy Fund

(Shareholder Name/Account Registration)

(Shareholder Account Number)

Before sending your wire, please contact the Transfer Agent at 855.775.5571 to advise of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. ET to be eligible for same day pricing. The Fund and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

How to Sell Your Investment

For shares managed by a Plan Administrator, please contact the Plan Administrator to place a redemption request.

Class A Shares | You can sell (redeem) Class A shares of the Fund for cash at any time, subject to requirements set forth in the Prospectus. When you sell shares, payment of the proceeds (less any applicable CDSC and/or redemption fees) generally will be made the next business day after your request is received in good order. If you sell shares that were recently purchased by check or ACH deposits, payment will be delayed until we verify that those funds have cleared, which may take up to fifteen calendar days.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

You may contact your financial adviser or the Fund’s transfer agent with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial adviser or institution.

Steben Managed Futures Strategy Fund | Prospectus 27

Through Your Financial Adviser | You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser will transmit your request to sell Fund shares may charge you a fee for this service. The Fund has authorized one or more brokers to receive on its behalf redemption orders. The Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

By Telephone | For certain accounts, you may sell shares from your account by telephone by calling 855.775.5571 prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application. IRAs may not be redeemed by telephone.

When redeeming shares by telephone, payment can be made in one of the following ways:

▪ Directly to your predetermined bank account through the Automated Clearing House (ACH) network. Funds are generally available in your bank account two to three business days after the redemption is processed;

▪ By check to your address of record, provided there has not been an address change in the last 30 calendar days; or

▪ Wired to your previously established bank account. Wires are generally sent on the business day following your redemption. A wire fee of $15 will be deducted from your redemption proceeds for complete redemptions and redemptions for a specific number of shares. In the case of a partial redemption, the fee will be deducted from the remaining account balance.

Once a telephone transaction has been placed, it cannot be canceled or modified. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. If you are unable to reach the Fund by telephone, you may sell shares of the fund by sending a written redemption request to the Transfer Agent (see the “In Writing” section below).

In Writing | You may sell Fund shares by sending a written redemption request to the Transfer Agent at the address below. Your request should be in good order and should specify the Fund’s name and class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. Contact the Transfer Agent at 855.775.5571 with questions on required documentation.

Regular Mail

Steben Managed Futures Strategy Fund

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight Delivery

Steben Managed Futures Strategy Fund

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, Third Floor

Milwaukee, WI 53202

Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

The Transfer Agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.

A signature guarantee of each owner is required in the following situations:

▪ When ownership is being changed on your account;

▪ When redemption proceeds are payable to or sent to any person, address or bank account not on record;

▪ When a change of address request has been received by the Transfer Agent within the last 30 calendar days; and/or

▪ For redemptions in excess of $100,000 from any shareholder account.

In addition to the situations described above, the Fund and/or transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Steben Managed Futures Strategy Fund | Prospectus 28

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (STAMP). A notary public is not an acceptable signature guarantor.

Non-financial transactions, including establishing or modifying certain services on an account, will require a signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Systematic Withdrawal Plan | The Fund offers a systematic withdrawal program (SWP) whereby you or your representative may request a redemption in a specific dollar amount be sent to you each month, calendar quarter, semiannually or annually. You may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account.

To start this program, your account must have Fund shares with a value of at least $15,000, and the minimum payment amount is $100. This program may be terminated or modified by the Fund at any time. Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves redemption of Fund shares, and may result in a capital gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted. If insufficient shares are available to provide the full and final systematic withdrawal payment amount requested, the account will be redeemed in its entirety. To establish the SWP, complete the SWP section of the Account Application. Please call 855.775.5571 for additional information regarding the SWP.

Redemption Fees | A redemption fee of 1% of the value of shares sold will be imposed on the Fund’s Class I and Class N shares sold within 30 calendar days since their acquisition by purchase. The redemption fee is paid to the Fund and is intended to offset the costs and market impact associated with short-term money movements. To determine whether a redemption fee applies, the Fund will redeem the shares held in the account the longest. In addition, there is no redemption fee on shares acquired through the reinvestment of dividends or other distributions paid by the Fund whose shares are being redeemed. The redemption fee is generally deducted from your redemption proceeds, but you may be billed if the fee is assessed after the redemption transaction.

Except as noted below, all shareholders are subject to this fee, whether you invest directly with the Fund or through a financial intermediary (e.g. broker-dealer, bank, retirement plan administrator) that maintains an omnibus account with the Fund. However, because of processing limitations by many intermediaries, the redemption fee may not apply to certain redemptions from omnibus accounts. If the intermediary does not have the system capability necessary to process the redemption fee, the Fund cannot track individual shareholder redemptions and will not receive the redemption fee.

Redemption fees will be waived:

▪	To make certain distributions from retirement plans;
▪	Because of shareholder death or disability;
▪	For redemptions by other mutual funds;
▪	For shares redeemed through an approved fee-based program involving asset allocation or rebalancing at the firm level of a dealer; or
▪	For shares redeemed to cover fees assessed by the Fund.

To receive a redemption fee waiver, you or your financial advisor must advise the Transfer Agent or your financial adviser of your eligibility at the time of the redemption. Your financial advisor or the transfer agent may require documentation to verify your eligibility. The Fund reserves the right to modify or eliminate the terms of the redemption fee waiver.

Steben Managed Futures Strategy Fund | Prospectus 29

Account and Transaction Policies

Valuing Your Shares

The price of Fund shares is based on the NAV per share of each class of the Fund. The Fund determines the NAV of its shares on each day the NYSE is open for business, as of the close of the regular trading session (typically 4:00 p.m. ET), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Fund is not required to recalculate its NAV.

Generally, the Fund values portfolio securities for which market quotations are readily available at market value; however, the Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not actively traded, (3) trading on the security halted before the close of the trading market, (4) the security is newly issued, (5) issuer specific events occurred after the security halted trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. markets.

Both the latest transaction prices and adjustments are furnished by independent pricing services, subject to supervision by the Board. The Fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (Procedures) approved by the Board. The Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

Pursuant to the Procedures, the Board has delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee comprised of employees of Steben (Valuation Committee) subject to the Board’s oversight. The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, Steben checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). Steben compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. Steben documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for the Fund. Fair value pricing methods, Procedures and pricing services can change from time to time as approved by the Board, and may occur as a result of look-back testing results or changes in industry best practices.

There can be no assurance, however, that a fair value price used by the Fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading Fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

▪ Domestic Exchange Traded Equity Securities – Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

Steben Managed Futures Strategy Fund | Prospectus 30

▪ Foreign Equity Securities – If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Fund may fair value a security if certain events occur between the time trading ends on a particular security and the Fund’s NAV calculation. The Fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer-specific event has occurred that Steben determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Steben also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the NAV of the Fund’s shares is determined only on business days of the Fund, the value of the portfolio securities of the Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

▪ Fixed Income Securities – Government bonds, corporate bonds, asset-backed bonds, municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

▪ Short-term Securities – The amortized cost method of security valuation is used by the Fund (as set forth in Rule 2a-7 under the 1940 Act) for short-term investments (investments that have a maturity date of 60 days or less). The amortized cost of an instrument is determined by valuing it at cost as of the time of purchase and thereafter accreting/amortizing any purchase discount/premium at a constant rate until maturity. Amortized cost approximates fair value.

▪ Futures and Options — Futures and options are valued on the basis of market quotations, if available. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

▪ Swaps – Swap contracts are valued using the closing prices of the underlying reference entity or the closing value of the underlying reference index.

▪ Investment Companies, and ETFs – Investments in other investment companies are valued at their reported net asset value. In addition, investments in ETFs are valued on the basis of market quotations, if available.

Doing Business with the Fund

Timing of Orders | All orders to purchase or sell shares are executed as of the next NAV, plus any applicable sales charge, calculated after the order has been received in “good order” by an authorized agent of the Fund. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m. ET, and are executed the same day at that day’s price. To ensure this occurs, the Transfer Agent and/or dealers are responsible for transmitting all orders to the Fund in compliance with their contractual deadline.

Good Order Requirements | For the Fund to process a request, it must be in “good order.” Good order means that the Fund has been provided sufficient information necessary to process the request as outlined in this Prospectus, including:

▪ The shareholder’s name;
▪ The name of the fund;
▪ The account number;
▪ The share or dollar amount to be purchased or redeemed; and
▪ The signatures of all registered shareholders with signature guarantees, if applicable.

Further, there must not be any restrictions applied to the account making the purchase request. Certain requests are subject to the Transfer Agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the Fund until it meets these requirements.

Account Registration Options | The Fund offers several options for registering your account. To establish a Transfer on Death (TOD) arrangement, an additional TOD agreement is required. Additionally, the Fund offers a range of IRA retirement plans including Traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial adviser, the Fund or through our website, www.steben.com.

Steben Managed Futures Strategy Fund | Prospectus 31

Customer Identification and Verification Procedures | The Fund is required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide the Fund with the name, physical address (mailing addresses containing only a P.O. Box are not accepted), Social Security or other taxpayer identification number and date of birth of all owners of the account. If you do not provide us with this information, your account will not be opened and your investment will be returned. For entities such as corporations or trusts, the person opening the account on the entity’s behalf must provide this information. The Fund will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the Fund may employ additional verification methods or refuse to open your account. Under certain circumstances, it may be appropriate for the Fund to close or suspend further activity in an account.

Fund shares have not been registered for sale outside of the United States. The Steben Managed Futures Strategy Fund generally does not sell shares directly to individual investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. Non-individual entities registered outside the United States, except Plan Administrators that have entered into an agreement with the Distributor, are not permitted to invest directly with the Fund.

Restrictions on Orders | The Fund reserves the right to reject any purchase order for any reason and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies or when the Fund cannot determine the value of its assets or sell its holdings.

Telephone | For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer identification number and other relevant information. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone request.

Redemption-in-Kind | Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund has reserved the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (this is known as a redemption-in-kind). If the amount of the sale is at least either $250,000 or 1% of the Fund’s assets, we may give you securities from the Fund’s portfolio instead of cash. To the extent the Fund redeems its shares in marketable securities the shareholder assumes any risk of the market price of such securities fluctuating. The Fund may redeem its shares in illiquid securities, such as shares in a private placement, in which case the shareholder bears this risk of the possibility of a lack of a liquid market for those securities. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the securities it receives from the Fund.

Accounts with Below-Minimum Balances | If your account balance falls below $1,000 as a result of selling shares (and not because of performance or sales charges), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, the Fund reserves the right to close your account and send the proceeds to your address of record.

Abandoned Accounts | Your mutual fund account may be transferred to your last known state of residence if the Fund consistently receives returned mail related to your account. The Fund will adhere to the "inactivity period" specified in your State's abandoned property laws.

Market Timing | Market timing typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when the Fund’s NAV does not fully reflect the value of the Fund’s holdings — for example, when the Fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. Excessive trading or market timing can be disruptive to the Fund’s efficient management and have a dilutive effect on the value of the investments of long-term Fund shareholders, increase the transaction and other costs of the Fund and increase the Fund’s recognized gains (and, therefore, unless the Fund has a net capital loss for, or capital loss carryover to, the taxable year, taxable distributions to its shareholders), all of which could reduce the return to Fund shareholders.

Steben Managed Futures Strategy Fund | Prospectus 32

The Board has adopted policies reasonably designed to deter short-term trading of Fund shares. The Fund will not enter into agreements to accommodate frequent purchases or exchanges. In order to discourage market timing activity in the Fund, redemptions of Fund shares may be subject to a redemption fee, as described above under "How to Sell Your Investment". Further, the Fund has adopted the following guidelines:

▪ All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Fund or through a financial intermediary. The Fund reserves the right to reject combined or omnibus orders in whole or in part.

▪ The Fund seeks the cooperation of broker-dealers and other financial intermediaries by various methods such as entering into agreements whereby the Fund will request information regarding the identity of specific investors, transaction information and restricting the ability of particular investors to purchase Fund shares.

While the Fund applies these policies, there is no guarantee that all market timing will be detected.

Disclosure of Portfolio Holdings | Periodically, customers of the Fund express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the Fund has adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the Fund’s policy is included in the SAI. Portfolio information can be found on our website, www.steben.com.

Account Statements | If you purchase shares directly from the Fund, you will receive monthly or quarterly statements detailing Fund balances and all transactions completed during the prior period and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly or quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and statements and immediately notify the Fund or your financial adviser of any discrepancies.

Householding | In an effort to decrease costs, the Fund intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855.775.5571 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty calendar days after receiving your request. This policy does not apply to account statements.

Dividends, Capital Gain Distributions and Taxes

General | Typically, the Fund distributes all or substantially all of its net investment income and net capital gains to its shareholders every year. The Fund distributes dividends from its net investment income (dividends) to its shareholders annually. Net investment income generally consists of dividends and interest income received on investments, less expenses.

The dividends you receive from the Fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the maximum federal income tax rates applicable to “qualified dividend income” distributed to individual and certain other non-corporate shareholders who satisfy certain holding period and other restrictions with respect to their Fund shares, which rates include a maximum of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts.

The Fund also distributes net capital gains and net gains from foreign currency transactions, if any, to its shareholders, normally once a year. The Fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the Fund held the asset(s) that generated the gain (not on how long you hold your shares). Distributions of net capital gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions of net capital gains recognized on the sale of assets held longer than one year are taxed at the maximum federal income tax rates mentioned above. Generally, Fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31. Tax laws and rates may change over time. Please consult a tax professional for more information.

Steben Managed Futures Strategy Fund | Prospectus 33

The Fund’s distributions of dividends and net capital gains are automatically reinvested in additional shares of the distributing class at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. If you elect to receive dividends and/or capital gain distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the amount of the distribution check in your account, at the Fund's then-current NAV, and to reinvest all subsequent distributions. You may change your distribution option either in writing or by calling the Transfer Agent. Any change will be effective for distributions with a record date 5 calendar days from the date of the change.

In general, redeeming or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. Fund transactions typically are treated for federal income tax purposes as follows:

Type of Transactions	Federal Income Tax Status and Rate
Income dividends	Ordinary income; all or part may be eligible for 15%/20% maximum rates for individuals and certain other non-corporate shareholders
Net short-term capital gain distributions*	Ordinary income
Net capital gain distributions**	Long-term capital gains; generally eligible for 15%/20% maximum rates for individuals and certain other non-corporate shareholders
Redemptions or exchanges of Fund shares owned for more than one year	Long-term capital gains or losses (capital gains rates described above)
Redemptions or exchanges of Fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*The excess of net short-term capital gain over net long-term capital loss.

**The excess of net long-term capital gain over net short-term capital loss.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes net gains from the disposition of investment property, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investments.

Withholding Taxes | If you are a non-corporate shareholder and the Fund does not have your correct Social Security or other taxpayer identification number, federal law requires us to withhold and pay to the IRS 28% of the distributions and redemption proceeds (regardless of the extent to which a gain or loss may be realized) otherwise payable to you. If you are subject to backup withholding for any other reason, we also must withhold and pay to the IRS 28% of the distributions otherwise payable to you. Any tax withheld may be applied against the tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.

Tax Reporting | If your account has taxable distributions, withholding or other activity required to be reported to the IRS, we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in the year for the prior calendar year in accordance with IRS guidelines.

Steben Managed Futures Strategy Fund | Prospectus 34

The Fund is required to report basis information of Fund shares to both shareholders and the IRS annually. The Fund will compute the basis of Fund shares using the average basis method, which is the Fund’s “default method,” unless you contact the Fund to select a different method (such as the specific identification method). If your account is held by your financial advisor or other broker-dealer, that firm may select a different default method. In these cases, please contact that firm to obtain information with respect to the available methods and elections for your account. Shareholders should carefully review the basis information provided by the Fund or broker-dealer and make any basis, holding period or other adjustments that are required when reporting these amounts on their federal and state income tax returns.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Qualification as a RIC | The Fund intends to continue to elect to be treated as, and to qualify in each taxable year as, a regulated investment company (RIC) under Subchapter M of the Code. Assuming the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income distributed (including amounts that are reinvested pursuant to the dividend reinvestment plan) in a timely manner to its shareholders in the form of dividends or capital gain distributions. Any taxable income, including any net capital gain, that the Fund does not distribute to its shareholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates. In addition, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on certain amounts that it fails to distribute during each calendar year. The Fund generally intends to make distributions sufficient to permit it to avoid the imposition of both the corporate income tax and the excise tax, but there can be no assurance in this regard.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares of the Fund by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.”

Income derived from direct investments in commodities is not Qualifying RIC Income. In addition, the IRS has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute Qualifying RIC Income. It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through the Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute Qualifying RIC Income. The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute Qualifying RIC Income, and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes Qualifying RIC Income. In addition, the IRS has issued private letter rulings concluding that income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes Qualifying RIC Income.

Steben Managed Futures Strategy Fund | Prospectus 35

Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent. Moreover, the IRS has suspended the issuance of such rulings and is reviewing its policy in this area. The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings. The Fund takes the position that income from its investments in commodity-linked notes and in the Subsidiary will constitute Qualifying RIC Income. In the absence of a ruling, however, there can be no certainty in this regard. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute Qualifying RIC Income. The tax treatment of the Fund’s investment in commodity-linked notes or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations. If income derived by the Fund from its investments in commodity-linked notes and in the Subsidiary does not constitute Qualifying RIC Income, the Fund will most likely not qualify as a regulated investment company under the Code; in that case the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income. If future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or in the Subsidiary as Qualifying RIC Income, the Fund and the Adviser will consider what action to take, including potentially liquidating the Fund.

The Fund may obtain exposure to currency markets through instruments such as foreign currency forward contracts. The Code provides that the Treasury Department may issue regulations excluding from the definition of Qualifying RIC Income a RIC’s foreign currency gains that are not directly related to its principal business of investing in stock or securities (or options and futures with respect to stock or securities). Such regulations, if issued, might treat gains from the Fund’s foreign currency-denominated positions as income that is not Qualifying RIC Income.

For U.S. federal income tax purposes, the Subsidiary is treated as a corporation. The Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of a trade or business in the United States (effectively connected income). In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income. The Fund expects that, in general, the activities of the Subsidiary will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal tax on the Subsidiary’s effectively connected income could significantly reduce the Fund’s returns.

Financial Highlights

The tables below summarize the Fund’s financial history for the period of the Fund’s operations. Certain information reflects the financial results for a single Fund share. “Total Return” shows how much your investment in the Fund would have increased during the period, assuming you held your shares for the entire period. Information for the period April 1, 2014 (commencement of operations) through March 31, 2015 has been derived from information audited by [______], the Fund’s independent registered public accounting firm whose report, along with the Fund’s financial statements, is included in the Fund’s most recent shareholder report, which is available upon request.

Steben Managed Futures Strategy Fund | Prospectus 36

Steben Managed Futures Strategy Fund – Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	For the Year Ended March 31, 2016		Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]

Per Share
Net asset value, beginning of period	$11.73		$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.15)		(0.18)
Net realized and unrealized gain (loss)	(0.49)		1.91
Total from Investment Operations	(0.64)		1.73

Less distributions paid from net investment income	(1.17)		-
Net Asset Value, End of Period	$9.92		$11.73

Total Investment Return[3]	(4.98)%		17.32%

Net Assets, End of Period, in Thousands	$1,730		$1,690

Ratios/Supplemental Data:
Ratio of expenses to average net assets	2.02	%4	2.00	%4
Ratio of net investment loss to average net assets	(1.42	)%4	(1.61	)%4
Portfolio turnover rate[5]	46.20%		11.40%

1	All ratios have been annualized except total investment return.
2	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
3	Total investment return excludes the effect of applicable sales charges.
4	Ratios do not include the income and expenses of the CTAs.
5	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Steben Managed Futures Strategy Fund | Prospectus 37

Steben Managed Futures Strategy Fund – Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	For the Year Ended March 31, 2016		Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]

Per Share
Net asset value, beginning of period	$11.65		$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.22)		(0.26)
Net realized and unrealized gain (loss)	(0.49)		1.91
Total from Investment Operations	(0.71)		1.65
Less distributions paid from net investment income	(1.16)		-

Net Asset Value, End of Period	$9.78		$11.65

Total Investment Return[3]	(5.62)%		16.52%

Net Assets, End of Period, in Thousands	$898		$374

Ratios/Supplemental Data:
Ratio of expenses to average net assets	2.77	%4	2.75	%4
Ratio of net investment loss to average net assets	(2.17	)%4	(2.36	)%4
Portfolio turnover rate[5]	46.20%		11.40%

1	All ratios have been annualized except total investment return.
2	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
3	Total investment return excludes the effect of applicable sales charges.
4	Ratios do not include the income and expenses of the CTAs.
5	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Steben Managed Futures Strategy Fund | Prospectus 38

Steben Managed Futures Strategy Fund – Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	For the Year Ended March 31, 2016		Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]

Per Share
Net asset value, beginning of period	$11.75		$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.12)		(0.15)
Net realized and unrealized gain (loss)	(0.50)		1.90
Total from Investment Operations	(0.62)		1.75
Less distributions paid from net investment income	(1.17)		-

Net Asset Value, End of Period	$9.96		$11.75

Total Investment Return[3]	(4.74)%		17.49%

Net Assets, End of Period, in Thousands	$75,282		$78,498

Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.77	%4	1.75	%4
Ratio of net investment loss to average net assets	(1.17	)%4	(1.36	)%4
Portfolio turnover rate[5]	46.20%		11.40%

1	All ratios have been annualized except total investment return.
2	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
3	Total investment return excludes the effect of redemption fees.
4	Ratios do not include the income and expenses of the CTAs.
5	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Steben Managed Futures Strategy Fund | Prospectus 39

Steben Managed Futures Strategy Fund – Class N

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	For the Year Ended March 31, 2016		Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]
Per Share
Net asset value, beginning of period	$11.73		$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.15)		(0.18)
Net realized and unrealized gain (loss)	(0.49)		1.91
Total from Investment Operations	(0.64)		1.73
Less distributions paid from net investment income	(1.17)		-

Net Asset Value, End of Period	$9.92		$11.73

Total Investment Return[3]	(4.90)%		17.31%

Net Assets, End of Period, in Thousands	$5,514		$3,697

Ratios/Supplemental Data:
Ratio of expenses to average net assets	2.02	%4	2.00	%4
Ratio of net investment loss to average net assets	(1.42	)%4	(1.61	)%4
Portfolio turnover rate[5]	46.20%		11.40%

1	All ratios have been annualized except total investment return.
2	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
3	Total investment return excludes the effect of redemption fees.
4	Ratios do not include the income and expenses of the CTAs.
5	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Steben Managed Futures Strategy Fund | Prospectus 40

For More Information

Adviser: Steben & Company, Inc. 9711 Washingtonian Boulevard, Suite 400 Gaithersburg, Maryland 20878	Fund Administrator, Transfer Agent and Fund Accountant: U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Custodian: U.S. Bank, N.A. 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212	Distributor: Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101
Independent Registered Public Accounting Firm: [_________] [_________]	Independent Counsel: K&L Gates State Street Financial Center, One Lincoln Street Boston, MA 02111

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

The SAI and the Fund’s annual and semi-annual reports are available free of charge on the Fund’s website at www.steben.com. You can obtain a free copy of the SAI or the Fund’s annual and semi-annual reports, request other information, or inquire about the Fund by contacting a broker that sells the Fund or by calling the Fund (toll-free) at 855.775.5571 or by writing to:

Steben Managed Futures Strategy Fund

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

You may review and copy information including the shareholder reports and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling 202.551.8090. Reports and other information about the Fund are also available:

▪ Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
▪ For a fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102; or
▪ For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-22880.)

Steben Managed Futures Strategy Fund | Prospectus 41

Steben Alternative Investment Funds

Statement of Additional Information

______, 2016

Steben Managed Futures Strategy Fund

Class	Ticker
Class A	SKLAX
Class C	SKLCX
Class I	SKLIX
Class N	SKLNX

9711 Washingtonian Boulevard, Suite 400 Gaithersburg, Maryland 20878 855.775.5571 www.steben.com

Steben Managed Futures Strategy Fund (Fund) is a mutual fund that offers shares pursuant to a prospectus dated __________, 2016. The prospectus and summary prospectus (together, the “Prospectus”) provide more information about the Fund that you should know before investing. You can get a free copy of the Prospectus, annual report and/or semi-annual report for the Fund from Steben Managed Futures Strategy Fund by visiting www.steben.com or by calling the number listed above. You should read the Prospectus and consider the investment objective, risks and fees and expenses of the Fund carefully before investing.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Prospectus.  This SAI is not an offer to sell any shares of any class of the Fund.  A written offer can be made only by a Prospectus. This SAI is incorporated by reference into the Fund’s Prospectus. In other words, this SAI is legally part of the Fund’s Prospectus. All capitalized terms used but not defined in the SAI shall have the meaning ascribed to such term in the Prospectus.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

Steben Managed Futures Strategy Fund	Statement of Additional Information 1

Steben Managed Futures Strategy Fund	Statement of Additional Information 2

THE TRUST AND THE FUND

The Fund is a separate operating series of Steben Alternative Investment Funds (Trust), a Delaware statutory trust established in February 14, 2013, that is registered with the Securities and Exchange Commission (SEC) as an open-end management investment company. The Trust is governed by its Board of Trustees (Board or Trustees). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. The Board may add classes to the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Fund is a non-diversified fund, which means it is not subject to the diversification requirements under the Investment Company Act of 1940, as amended (Investment Company Act). Under the Investment Company Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. Although the Fund is not required to comply with the above requirement, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company (RIC) under the Internal Revenue Code of 1986, as amended (Code). For more information on taxes, please see “Federal Income Tax Consequences” or consult with your tax advisor.

The Fund currently offers Class A, Class C, Class I and Class N shares of beneficial interest, with no par value per share. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses are borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The discussion below supplements information contained in the Prospectus pertaining to the investment objective, policies and limitations of the Fund and does not, by itself, present a complete or accurate explanation of the matters disclosed. Readers must also refer to this caption in the Prospectus for a complete presentation of the matters disclosed below.

As part of its principal investment strategy, the Fund may invest up to 25% of its total assets at the time of purchase in a wholly owned and controlled subsidiary formed under the laws of the Cayman Islands (Subsidiary). The Subsidiary is advised by Steben and has the same investment objective as the Fund. Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this SAI, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

Steben Managed Futures Strategy Fund	Statement of Additional Information 3

Investment Policies and Limitations

The Fund’s investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the Board without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of: (1) 67% of the shares of beneficial interest (shares) of the Fund present at a meeting at which more than 50% of the outstanding shares of the Fund are present or represented, or (2) a majority of the outstanding shares of the Fund. These percentages are required by the Investment Company Act, and are referred to in this SAI as a “1940 Act majority vote.”

If a percentage restriction on investment or use of assets discussed in this SAI or any prospectus is adhered to at the time a transaction is effected, a later increase or decrease in such percentage resulting from changes in values of securities or loans or amounts of net assets or security characteristics will not be considered a violation of the restriction, except that the Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards.

The Fund may not:

1.	Issue any senior security (as that term is defined in the Investment Company Act) or borrow money, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security.

2.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (1933 Act), in connection with the disposition of its portfolio securities.

3.	Make loans of money or securities to other persons, except to the extent permitted by the Investment Company Act, the rule and regulations thereunder and any applicable exemptive relief or through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

4.	Purchase or sell real estate, except that (1) it may dispose of real estate acquired as a result of the ownership of securities or other instrument and (2) the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or interests therein or in the securities of companies that deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts and real estate operating companies.

5.	Invest in commodities or commodity contracts, except (1) to the extent permitted by the Investment Company Act, the rule and regulations thereunder and any applicable exemptive relief and (2) that the Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

6.	Purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of its total assets in investments that provide exposure to the group of industries that comprise the commodities sector. This limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (U.S. Government and Agency Securities), securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

For purposes of the Fund’s policy relating to issuing senior securities set forth in (1) above, “senior securities” are defined as fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Steben Managed Futures Strategy Fund	Statement of Additional Information 4

For purposes of the Fund’s policy relating to borrowing money set forth in (1) above, the Investment Company Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets, at the time of borrowing, from banks for any purpose (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the Investment Company Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

For purposes of the Fund’s policy relating to making loans set forth in (3) above, the Investment Company Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans).

For purposes of the Fund’s policy relating to commodities set forth in (5) above, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

For purposes of the Fund’s policy relating to commodities set forth in (5) above, the restriction does not prevent the Fund from investing in a wholly owned subsidiary, thereby indirectly gaining exposure to the investment returns of commodities markets within the limitations of federal income tax requirements, or from investing in commodity-linked derivative instruments.

For purposes of the Fund’s policy relating to industry concentration set forth in (6) above, the Fund will not exclude tax-exempt securities that are issued by municipalities to finance non-governmental projects, such as hospitals (i.e., private activity bonds or industrial revenue bonds), from the industry concentration policy.

The Fund also has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

The following is an additional investment limitation of the Fund and is designated as non-fundamental and may be changed by the Board without the approval of shareholders.

Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any Fund assets except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation. The Fund will not pledge more than one-third of its assets at any one time.

With respect to these policies and other policies and investment restrictions described in the Prospectus and this SAI (except the Fund’s fundamental policies on borrowings and the issuance of senior securities and the Fund’s policy on illiquid securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such policy or restriction. The Adviser will not cause the Fund to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the Investment Company Act or as otherwise permitted by applicable law.

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The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved or that its investment programs will be successful. In particular, the Fund’s use of leverage, short sales and derivative transactions, and limited diversification can, in certain circumstances, result in significant losses to the Fund. Shareholders should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Shareholders could lose some or all of their investment.

Cash Management and Temporary Defensive Positions

For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, money market funds and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

Additional Investment Information

The Fund may buy the types of securities and use the investment techniques described below, subject to any applicable investment policies and limitations.  However, the Fund may not buy all of the types of securities or use all of the investment techniques described below.  The Fund’s principal investment strategies and the principal risks of the Fund’s principal investment strategies are discussed in the Prospectus.

Asset-Backed Securities.  Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities and to extension risk (the risk that an issuer of a security will make principal payments slower than anticipated by the investor, thus extending the securities’ duration). The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

Certificates for Automobile Receivables (CARSSM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

Credit card receivable securities are backed by receivables from revolving credit card agreements (Accounts). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer’s ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

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Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.

Banking and Savings Institution Securities.  These include CDs, time deposits, bankers’ acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers’ acceptances in which the Fund invests typically are not covered by deposit insurance.

A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital, which can fluctuate significantly when interest rates change. Also, general economic conditions, consolidation and competition among banking and savings institutions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

In response to the 2008 financial turmoil, the U.S. Government has taken a variety of measures to increase the regulation of depository institutions and their holding companies.  On July 21, 2010, the President signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which significantly impacts the financial services industry, including more stringent regulation of depository institutions and their holding companies.  Federal regulatory agencies continue to develop regulations to implement certain of the Dodd-Frank Act’s provisions, so the full impact and compliance burden on the operations and profitability of depository institutions and their holding companies is not yet clear and will not likely be clear for years to come.  Based on the provisions of the Dodd-Frank Act and anticipated implementing regulations, depository institutions and their holding companies are likely to be subject to significantly increased regulatory and compliance obligations.  Accordingly, investments in bank paper may not yield expected returns because the increased regulation may significantly curtail the operations and profitability of depository institutions and their holding companies.

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In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

Commercial Paper.  Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, Steben or the Subadviser may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Board.

Policies and Limitations. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to the Fund’s 15% limitation on investments in illiquid securities. The Fund may also invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated assets.

Commodities Related Investments.  Although the Fund may not purchase precious metals (such as gold, silver and platinum) or other physical commodities or contracts thereon, the Fund may purchase securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, the value of whose shares relates directly to the value of physical commodities held by such an entity.  As an investor in such an entity, the Fund would indirectly bear its pro rata share of the entity’s expenses, which may include storage and other costs relating to the entity’s investments in physical commodities.  In addition, the Fund will not qualify for treatment as a RIC under the Code if more than 10% of its annual gross income consists of certain “non-qualifying” income, which includes gains resulting from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and certain other non-passive income.  See “Additional Tax Information.”  The Fund’s investment in securities backed by, or in such entities that invest in, physical commodities, other than shares of the Subsidiary, generally would produce income that would be subject to this 10% limitation.  To remain within this limitation, the Fund may hold such an investment or sell it at a loss, or sell other investments, when for investment reasons it would not otherwise do so.  The availability of such measures does not guarantee that the Fund would be able to remain within the limitations of the Code.

If the IRS were to change its ruling position, such that the Fund’s income from the Subsidiary was not qualifying income, the Fund could be unable to qualify as a RIC for one or more years.  If the Fund failed to so qualify for any taxable year but was eligible to and did cure the failure, it would incur potentially significant additional federal income tax expense.  If, on the other hand, the Fund failed to so qualify for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at corporate rates, with the consequence that its income available for distribution to shareholders would be reduced and all such distributions from earnings and profits would be taxable to them as dividend income. In that event, the Board may authorize a significant change in investment strategy or the Fund’s liquidation.

Exposure to physical commodities may subject the Fund to greater volatility than investments in traditional securities.  The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.  Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts.  However, these investments may help to moderate fluctuations in the value of the Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the Fund’s shares to fall.  No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments.  Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities.  Because physical commodities do not generate investment income, the return on investments in physical commodities will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

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The commodity-related investments outside of the U.S. will not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.

Policies and Limitations.  The Fund may purchase physical commodities or contracts thereon. The Fund may purchase futures contracts, options, foreign currencies or forward contracts, swaps, caps, floors, collars and other financial instruments or from investing in securities of any kind.   The Fund does not intend to purchase or sell such investments when doing so would cause it to fail to qualify as a RIC under the Code.

Common Stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Convertible Securities.  The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Policies and Limitations.  Convertible securities are considered equity securities for purposes of any investment policy or limitation.  Convertible debt securities are subject to the Fund’s investment policies and limitations concerning fixed income securities.

Cybersecurity. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity breaches include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Adviser, the Fund’s subadviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which the Fund invests, and thereby cause the Fund’s investments to lose value.

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Direct Debt Instruments including Loans, Loan Assignments, and Loan Participations.  Direct debt includes interests in loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities.  Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under “Foreign Securities” in this SAI.

Direct debt instruments may have floating interest rates.  These interest rates will vary depending on the terms of the underlying loan and market conditions.

Policies and Limitations. To the extent direct debt is deemed illiquid, such purchases thereof will be subject to the Fund’s 15% limitation on investments in illiquid securities.

Loans, Loan Assignments, and Loan Participations.  Floating rate securities, including loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Loan interests are a form of direct debt instrument in which the Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution. The Fund may invest in secured and unsecured loans.  Many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. Loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.

Assignments. When the Fund purchases a loan by assignment, the Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, the Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participation Interests.  The Fund’s rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan.  In purchasing participation interests, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (participating lender) and only when the participating lender receives the payments from the borrower.

In a participation interest, the Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower.  The Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; thus, the Fund will be subject to the risk that the lender may be unwilling or unable to do so.  In such a case, the Fund would not likely have any rights against the borrower directly.  In addition, the Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.

In buying a participation interest, the Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original lender or assignee.

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Creditworthiness.  The Fund’s ability to receive payments in connection with loans depends on the financial condition of the borrower. The Adviser’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

In buying a participation interest, the Fund assumes the credit risk of both the borrower and the participating lender.  If the participating lender fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, the Fund may be treated as a general creditor of that lender. As a general creditor, the Fund may not benefit from a right of set off that the lender has against the borrower. The Fund will acquire a participation interest only if the Adviser determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.

Ratings.  Loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Adviser.

Agents.  Loans are typically administered by a bank, insurance company, finance company or other financial institution (agent) for a lending syndicate of financial institutions.  In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement.  In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders.  Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property.  In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed.  If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of loans are subject to the claims of the agent’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest.  The Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Collateral. Although most of the loans in which the Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines.  As a result, a loan may not always be fully collateralized and can decline significantly in value.

If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws.  Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, the Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral.  There is also a possibility that the Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities.  In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.  In the event of a borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the Agent.

Some loans are unsecured.  If the borrower defaults on an unsecured loan, the Fund will be a general creditor and will not have rights to any specific assets of the borrower.

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Liquidity. Loans are generally subject to legal or contractual restrictions on resale.  Loans are not currently listed on any securities exchange or automatic quotation system.  As a result, there may not be a recognized, liquid public market for loan interests.

Prepayment Risk and Maturity.  Because many loans are repaid early, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders.  Such prepayments may require the Fund to replace an investment with a lower yielding security which may have an adverse affect on the Fund’s share price.  Prepayments cannot be predicted with accuracy.  Floating rate loans can be less sensitive to prepayment risk, but the Fund’s net asset value may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.

Restrictive Covenants. A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt.  The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free cash flow.  A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.

Fees and Expenses.  Purchasers and sellers of loans may pay certain fees, such as an assignment fee.  In addition, the Fund incurs expenses associated with researching and analyzing potential loan investments, including legal fees.

Available Information. Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. They may also not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.

Leveraged Buy-Out Transactions.  Loans purchased by the Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing.  The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Junior Loans.  The Fund may invest in second lien secured loans and secured and unsecured subordinated loans, including bridge loans (Junior Loans). In the event of a bankruptcy or liquidation, second lien secured loans are generally paid only if the value of the borrower’s collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the Fund.  Second lien secured loans give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than senior loans of the same borrower.

Bridge Loans.  Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time.  Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. With the onset of the financial crisis in 2008, many borrowers found it more difficult to obtain loans, a situation that has been gradually improving.

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Policies and Limitations . The Fund does not intend to invest in loan instruments that could require additional investments upon the borrower’s demand, but may invest in loans that require funding at a later date following the initial investment in the loan. In addition, the Fund currently does not intend to engage in securities lending.

The Fund’s policies limit the percentage of its assets that can be invested in the securities of one issuer or in issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund to treat both the lending bank and the borrower as “issuers” of a loan participation by the Fund. In combination, the Fund’s policies and the SEC staff’s interpretations may limit the amount the Fund can invest in loan participations.

Dollar Rolls.  In a “dollar roll,” the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund’s NAV and may be viewed as a form of leverage. A “covered roll” is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

Policies and Limitations. Dollar rolls are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings.

Futures Contracts, Options on Futures Contracts, Options on Securities and Indices, Forward Currency Contracts, Options on Foreign Currencies, and Swap Agreements (collectively, “Financial Instruments”)

Financial Instruments are instruments whose value is dependent upon the value of an underlying asset or assets, which may include stocks, bonds, commodities, interest rates, currency exchange rates, or related indices.  As described below, Financial Instruments may be used for “hedging” purposes, meaning that they may be used in an effort to offset a decline in value in the Fund’s other investments, which could result from changes in interest rates, market prices, currency fluctuations, or other market factors.  Financial Instruments may also be used for non-hedging purposes in an effort to implement a cash management strategy, to enhance income or gain, to manage or adjust the risk profile of the Fund or the risk of individual positions, to gain exposure more efficiently than through a direct purchase of the underlying security, or to gain exposure to securities, markets, sectors or geographical areas.

The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (CFTC) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. In addition, it subjected all security-based swaps and swaps to SEC and CFTC jurisdiction, respectively.

The CFTC has adopted final regulations designed to harmonize the obligations of registered CPOs for commodity pools that are also registered as investment companies under the Investment Company Act (the “Harmonization Rules”). Under the Harmonization Rules, the CFTC generally will accept the SEC’s disclosure, reporting, and recordkeeping regime as “substituted compliance” for substantially all of the CFTC’s regulations as long as the CPO complies with applicable requirements under the SEC’s statutory and regulatory compliance regime to which it or the pool is already subject. Steben intends to operate the Fund and the Subsidiary in compliance with the CFTC’s Harmonization Rules.

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Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts (sometimes referred to as “futures”) and options thereon for hedging purposes (i.e., to attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to attempt to hedge against changes in prevailing currency exchange rates) or non-hedging purposes.

A “purchase” of a futures contract (or entering into a “long” futures position) entails the buyer’s assumption of a contractual obligation to take delivery of the instrument underlying the contract at a specified price at a specified future time. A “sale” of a futures contract (or entering into a “short” futures position) entails the seller’s assumption of a contractual obligation to make delivery of the instrument underlying the contract at a specified price at a specified future time.

The value of a futures contract tends to increase or decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the Fund had sold the underlying instrument. The Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. In addition, the Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge to attempt to compensate for anticipated differences in volatility between positions the Fund may wish to hedge and the standardized futures contracts available to it, although this may not be successful in all cases.  Further, a loss incurred on a particular transaction being used as a hedge does not mean that it failed to achieve its objective, if the goal was to prevent a worse loss that may have resulted had a particular securities or cash market investment suffered a substantial loss and there were no offsetting hedge.

Certain futures, including index futures and futures not calling for the physical delivery or acquisition of the instrument underlying the contract, are settled on a net cash payment basis rather than by the delivery of the underlying instrument.  In addition, although futures contracts by their terms may call for the physical delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying instrument or utilize the cash settlement process whenever it appears economically advantageous for it to do so.

Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. For example, (i) futures contracts on single stocks, interest rates and indices (including on narrow-based indices) and options thereon may be used as a maturity or duration management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon may be used as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

With respect to currency futures, the Fund may sell a currency futures contract or a call option thereon, or may purchase a put option on a currency futures contract, when it is anticipated that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. When it is anticipated that exchange rates for a particular currency will rise, the Fund may purchase a currency futures contract or a call option thereon to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. The Fund also may purchase a currency futures contract or a call option thereon for non-hedging purposes when it is anticipated that a particular currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.

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The Fund may invest in commodity-linked futures contracts either directly or through a wholly owned subsidiary. Commodity-linked futures contracts are generally based upon commodities within six main commodity groups: (1) energy, which includes, among others, West Texas Intermediate (WTI) crude oil, Brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas City wheat and Chicago wheat), corn and soybeans; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; (5) precious metals, which includes, among others, gold and silver; and (6) softs, which includes cotton, coffee, sugar and cocoa. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity, less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (these benefits are sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

“Initial Margin” with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate the Fund’s futures positions.  Initial margin is the margin deposit made by the Fund when it enters into a futures contract; it is intended to assure performance of the contract by the Fund. If the value of the Fund’s futures account declines by a specified amount, the Fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to the initial margin level.  (This is sometimes referred to as “variation margin;” technically, variation margin refers to daily payments that a clearing member firm is required to pay to the clearing organization based upon marking to market of the firm’s portfolio.)  However, if favorable price changes in the futures account cause the margin deposit to exceed the required initial margin level, the excess margin may be transferred to the Fund. The futures commission merchant or clearing member firm through which the Fund enters into and clears futures contracts may require a margin deposit in excess of exchange minimum requirements based upon its assessment of the Fund’s creditworthiness.  In computing its net asset value (NAV), the Fund will mark to market the value of its open futures positions.  The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased, if the Fund has paid the required premium in full at the outset). If the futures commission merchant or broker holding the margin deposit or premium goes bankrupt, the Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited, and may exceed initial margin deposits as well as deposits made in response to subsequent margin calls.

The Fund may enter into futures contracts and options thereon that are traded on exchanges regulated by the CFTC or on non-U.S. exchanges. U.S. futures contracts are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market.  Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange’s clearing organization assumes the position of the counterparty in each transaction.   Thus, the Fund is exposed to risk only in connection with the clearing organization and not in connection with the original counterparty to the transaction.  However, if a futures customer defaults on a futures contract and the futures commission merchant carrying that customer’s account cannot cover the defaulting customer’s obligations on its futures contracts, the clearing organization may use any or all of the collateral in the futures commission merchant’s customer omnibus account — including the assets of the futures commission merchant’s other customers, such as the Fund — to meet the defaulting customer’s obligations.  This is sometimes referred to as “fellow customer risk.”  Trading on non-U.S. exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such exchange, and may not involve a clearing mechanism and related guarantees. Funds deposited in connection with such trading may also be subject to the bankruptcy laws of such other jurisdiction, which may result in a delay in recovering such funds in a bankruptcy and could ultimately result in a loss.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

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Although the Fund believes that the use of futures contracts and options will benefit it, if the general direction of the markets or about interest rate or currency exchange rate trends is opposite that of the Fund’s positions, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

Under certain circumstances, futures exchanges may limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit.  Daily limits govern only price movements during a particular trading day, however; they do not limit potential losses.  In fact, a daily limit may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses.  If this were to happen with respect to a position held by the Fund, it could (depending on the size of the position) have an adverse impact on the Fund’s NAV.  In addition, the Fund would continue to be subject to margin calls and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

Many electronic trading facilities that support futures trading are supported by computer-based component systems for the order, routing, execution, matching, registration or clearing of trades.  The Fund’s ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house or member firms.

Call Options on Securities. The Fund may write (sell) covered call options and purchase call options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes.

When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options, which the Fund will not do), but is capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If a call option that the Fund has written is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

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When the Fund purchases a call option, it pays a premium to the writer for the right to purchase a security from the writer for a specified amount at any time until a certain date.

Put Options on Securities. The Fund may write (sell) and purchase put options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes.

When the Fund writes a put option, it is obligated to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a put option. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date.

General Information About Options on Securities. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. European-style options are exercisable only immediately prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the over-the-counter (“OTC”) market. Options also are traded on non-U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counterparty, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty’s insolvency, the Fund may be unable to liquidate its options position and the associated cover.

The premium the Fund receives (or pays) when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium the Fund receives when it writes an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it might otherwise not have bought), in which case it would continue to be at market risk on the security.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

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The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than deliver the security from its inventory. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities close, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Put and Call Options on Securities Indices and Other Financial Indices. The Fund may write (sell) and purchase put and call options on securities indices and other financial indices for hedging or non-hedging purposes. In so doing, the Fund can pursue many of the same objectives it would pursue through the purchase and sale of options on individual securities or other instruments.

Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.

A securities index fluctuates with changes in the market values of the securities included in the index.  The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The risks of investment in options on indices may be greater than the risks of investment in options on securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase its exposure to the performance of a recognized securities index.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein. Certain securities index options are traded in the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded securities index options.

Options on Foreign Currencies. The Fund may write (sell) and purchase covered call and put options on foreign currencies for hedging or non-hedging purposes. The Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may write and purchase covered call and put options on foreign currencies for non-hedging purposes. The Fund may write covered call and put options on any currency in order to realize greater income than would be realized on portfolio securities alone.

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Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Forward Foreign Currency Transactions. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract (forward currency contracts) for hedging or non-hedging purposes. The Fund also may engage in foreign currency transactions on a spot basis (i.e., cash transaction that results in actual delivery within two days) at the spot rate prevailing in the foreign currency market.

The Fund may enter into forward currency contracts in an attempt to hedge against changes in prevailing currency exchange rates (i.e., as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies). The Fund may also enter into forward currency contracts to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may enter into forward currency contracts for non-hedging purposes when it is anticipated that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.  The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period, and the market conditions then prevailing.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts in which the Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis).  Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When the Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency.

Forward currency contracts in which the Fund may engage also include non-deliverable forwards (NDFs). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid.  NDFs involve an obligation to pay an amount (Settlement Amount) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (NDF Rate), with respect to an agreed notional amount.  NDFs have a fixing date and a settlement (delivery) date.  The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

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Although NDFs are similar to forward exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded.  Under such circumstances, they will be centrally cleared and a secondary market for them will exist.  With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.  Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps, as discussed below.

Swap Agreements. The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including commodities, equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently).

Swap agreements historically have been individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are currently traded over-the-counter. In a standard “swap” transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, indices, or other financial or economic interests). The gross payments to be exchanged (or “swapped”) between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount.

Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.  Swap agreements are subject to liquidity risk, meaning that the Fund may be unable to sell a swap agreement to a third party at a favorable price.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction.  For example, an investor could lose margin payments it has deposited with its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

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To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to the Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Swap agreements can take many different forms and are known by a variety of names including, but not limited to, interest rate swaps, mortgage swaps, total return swaps, inflation swaps, asset swaps (where parties exchange assets, typically a debt security), currency swaps (where the parties exchange their respective rights to make or receive payments in specified currencies), credit default swaps, and commodity-linked swaps. The Fund may also write (sell) and purchase options on swaps (swaptions).

Interest Rate Swaps, Mortgage Swaps, and Interest Rate “Caps,” “Floors,” and “Collars.” In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. Mortgage swap agreements are similar to interest rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages.  In an interest rate cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. An interest rate collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Total Return Swaps.  The Fund may enter into total return swaps (TRS) to obtain exposure to a security or market without owning or taking physical custody of such security or market.  The Fund may be either a total return receiver or a total return payer. Generally, the total return payer sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., the London Interbank Offered Rate, known as LIBOR) and spread, plus the amount of any price depreciation on the reference security or asset. The total return payer does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

TRS agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.  TRS may effectively add leverage to the Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  If the Fund is the total return receiver in a TRS, then the credit risk for an underlying asset is transferred to the Fund in exchange for its receipt of the return (appreciation) on that asset. If the Fund is the total return payer, it is hedging the downside risk of an underlying asset but it is obligated to pay the amount of any appreciation on that asset.

Inflation Swaps. In an inflation swap, one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index) and the other party agrees to pay a compounded fixed rate. Inflation swaps may be used to protect the Fund’s NAV against an unexpected change in the rate of inflation measured by an inflation index.

Credit Default Swaps. In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap. The Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, the Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

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Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. If the Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which the Fund is the protection seller, the Fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Fund by the credit default protection buyer. Any loss would be offset by the premium payments the Fund receives as the seller of credit default protection.

Commodity-Linked Swaps.  Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodity futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. The Fund may engage in swap transactions that have more than one period and therefore more than one exchange of payments. The Fund may invest in total return commodity swaps to gain exposure to the overall commodity markets. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With “floating” rate, the fee is pegged to a base rate such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

Options on Swaps (Swaptions). A swaption is an option to enter into a swap agreement. The purchaser of a swaption pays a premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.  Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than when it purchases a swaption.  When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.

Policies and Limitations. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid assets in an amount equal to its obligations under security-based swap agreements.

Combined Transactions.  The Fund may enter into multiple transactions, which may include multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument, as part of a single or combined strategy when it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. It is possible that the combined transactions will instead increase risk or hinder achievement of the desired portfolio management goal.

Cover for Financial Instruments.  Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts, forward contracts, or swaps, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid assets.

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Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is outstanding, unless they are replaced with other suitable assets. As a result, the segregation of a large percentage of the Fund’s assets could impede Fund management or the Fund’s ability to meet redemption requests or other current obligations. The Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, forward, or swap position; this inability may result in a loss to the Fund.

General Risks of Financial Instruments. The primary risks in using Financial Instruments are:  (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments; and (6) when traded on non-U.S. exchanges, Financial Instruments may not be regulated as rigorously as in the United States. There can be no assurance that the Fund’s use of Financial Instruments will be successful.

In addition, Financial Instruments may contain leverage to magnify the exposure to the underlying asset or assets. The Fund’s use of Financial Instruments may be limited by the provisions of the Code, with which it must comply to continue to qualify as a RIC. See “Additional Tax Information.”

Fixed Income Securities.  Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (credit risk) and are subject to price volatility due to such factors as interest rate sensitivity (interest rate risk), market perception of the creditworthiness of the issuer, and market liquidity (market risk).

Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Call Risk. Some debt securities in which the Fund may invest are also subject to the risk that the issuer might repay them early (call risk). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, the Fund holding a callable security may not enjoy the increase in the security’s market price that usually accompanies a decline in rates. Furthermore, the Fund would have to reinvest the proceeds from the called security at the current, lower rates.

Ratings of Fixed Income Securities.   The Fund may purchase securities rated by Standard & Poor’s (S&P), Moody’s Investors Service (Moody’s), Fitch Ratings (Fitch) or any other nationally recognized statistical rating organization (NRSRO) (please see the Prospectus for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they rate.  Although the Fund may rely on the ratings of any NRSRO, the Fund refers mainly to ratings assigned by S&P, Moody’s, and Fitch which are described in Appendix A. The Fund may also invest in unrated securities that have been determined by the Adviser to be comparable in quality to the rated securities in which the Fund may permissibly invest.

High-quality debt securities. High-quality debt securities are securities that have received from at least one NRSRO, such as S&P, Moody’s or Fitch, a rating in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by the Adviser or Subadviser to be of comparable quality.

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Investment Grade Debt Securities. Investment grade debt securities are securities that have received, from at least one NRSRO that has rated it, a rating, at the time purchased, by Moody’s of Baa3/P-3 or higher; by S&P of BBB-/A-3 or higher; or by Fitch of BBB-/F3 or higher; or, if, unrated determined by the Adviser or the Subadviser to be of comparable quality. Moody’s deems securities rated in its Baa rating category to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described above for lower-rated debt securities.

Ratings Downgrades. Subsequent to the Fund’s purchase of debt securities, the rating of that issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by the Fund.

Duration and Maturity.  Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal.

The Adviser or Subadviser may utilize duration as a tool in portfolio selection instead of the more traditional measure known as “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond’s likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond’s price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Fund’s duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser or Subadviser where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

The Fund may invest in securities of any maturity and does not have a target average duration.

Policies and Limitations.  There are no restrictions as to the amount of the Fund’s assets that may be invested in fixed income securities or the ratings of such securities the Fund may acquire or the portion of its assets it may invest in debt securities in a particular ratings category.

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Foreign Securities.  The Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. Investments in foreign securities involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of the unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.  It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.

The Fund also may invest in equity, debt, or other securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). In addition, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. The inability of the Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The Fund may invest in American Depositary Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs) and International Depository Receipts (IDRs). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.  EDRs, IDRs and GDRs involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

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Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

Policies and Limitations.  The Fund is not restricted in the amount it may invest in foreign securities including foreign securities denominated in any one foreign currency.

Securities of Issuers in Emerging Market Countries.  The risks described above for foreign securities may be heightened in connection with investments in emerging market countries. Historically, the markets of emerging market countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of emerging market countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

In determining where an issuer of a security is based, the Adviser may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.

Additional costs could be incurred in connection with the Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Certain risk factors related to emerging market countries include:

Currency fluctuations.  The Fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging market countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the Fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, the Fund can engage in certain currency transactions to hedge against currency fluctuations. See “Foreign Currency Transactions” below.

Government regulation.  The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain emerging market countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While the Fund will only invest in markets where these restrictions are considered acceptable by the Adviser, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country.

While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the Fund’s investments.

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Less developed securities markets.  Emerging market countries may have less well developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks.  Settlement systems in emerging market countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (counterparty) through whom the transaction is effected might cause the Fund to suffer a loss. The Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the Fund.

Investor information.  The Fund may encounter problems assessing investment opportunities in certain emerging market securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Adviser will seek alternative sources of information, and to the extent it may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

Taxation.  Taxation of dividends received and net capital gains realized by non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures, and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation.  The Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Fraudulent securities.  Securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.

Risks of Investing in Frontier Emerging Market Countries. Frontier emerging market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets.  Frontier emerging market countries tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets. The frontier emerging market countries include the least developed countries even by emerging markets standards.  The risks of investments in frontier emerging market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier emerging market countries.

Illiquid Securities.  Generally, an illiquid security is a security that cannot be expected to be sold or disposed of within seven days at approximately the price at which it is valued by the Fund. Illiquid securities may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(a)(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Adviser, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Fund are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions, which could be costly to the Fund.

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Policies and Limitations.  The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. If illiquid securities exceed 15% of the Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities.

Indexed Securities.  The Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. An indexed security may be more volatile than the underlying instrument itself.

Inflation-Indexed Securities.  The Fund may invest in U.S. Treasury securities the principal value of which is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.

Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate U.S. Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in the principal value of an inflation-indexed security is taxable in the year the increase occurs, even though its holders do not receive cash representing the increase until the security matures. Because the Fund must distribute substantially all of its net income (including non-cash income attributable to those principal value increases) to its shareholders each taxable year to avoid payment of federal income and excise taxes, the Fund may have to dispose of other investments under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.

Investment Pools . The Fund invests directly and indirectly (acting through its Subsidiary) in limited partnerships or other types of pooled investment vehicles (Investment Pools). Each Investment Pool is managed by a separate general partner or manager who, in turn, may allocate funds to individual trading advisors, each of whom pursues independent, proprietary strategies. The Investment Pools use a form of leverage often referred to as “notional funding” - that is the nominal trading level for an Investment Pool will exceed the cash deposited in its trading accounts. For example, if the general partner or manager of an Investment Pool wants the Investment Pool to trade a $100,000,000 portfolio (nominal trading level) the Investment Pool’s margin requirement may be $15,000,000. The Investment Pool can either deposit $100,000,000 to “fully fund” the account or can deposit only a portion of the $100,000,000, provided that the amount deposited meets the account’s ongoing minimum margin requirements. The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding. The use of notional funding (i.e., leverage) will increase the volatility the Investment Pools. In addition, the leverage may make the Investment Pool subject to more frequent margin calls. Being forced to raise cash at inopportune times to meet margin calls may prevent the trading advisors in the Investment Pools from making investments they consider optimal. Cash deposited in the trading account for each Investment Pool will be available to meet the margin requirements of any share class of the Investment Pool. However, additional funds to meet margin calls are available only to the extent of the Investment Pool’s assets and not from the Subsidiary or the Fund. Investment Pool management fees are typically based on the nominal trading level and not the cash deposited in the trading account. For illustration purposes only, assume an Investment Pool has cash assets of $50 million. Assume the Investment Pool is notionally funded and uses a nominal trading level of $200 million. The Investment Pool pays its general partner or manager an annual management fee of 0.20% of the nominal account size, or $400,000. While the management fee represents 0.20% of the nominal account size ($200 million), the management fee represents 0.80% of the cash deposited ($50 million) in the Investment Pool’s trading account.

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The Investment Pools are typically offered privately and no public market for such securities will exist. However, shares of the Investment Pools are typically redeemable at intervals of one week or less. See, “Illiquid Securities.”

Leverage.  The Fund may engage in transactions that have the effect of leverage.  Although leverage creates an opportunity for increased total return, it also can create special risk considerations. For example, leverage from borrowing may amplify changes in the Fund’s NAV. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds is sufficient to cover the cost of leveraging, the net income of the Fund will be greater than it would be if leverage were not used. Conversely, to the extent the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used and, therefore, the amount (if any) available for distribution to the Fund’s shareholders as dividends will be reduced. Reverse repurchase agreements, securities lending transactions, when issued and delayed-delivery transactions, certain Financial Instruments (as defined above), and short sales, among others, may create leverage.

Policies and Limitations.  The Fund may make investments while borrowings are outstanding.  The Fund may borrow money for investment purposes, however, in general, the Fund does not intend to do so.  The Fund also may use leverage to purchase securities needed to close out short sales or to obtain the collateral needed to borrow a security in order to effect a short sale of that security.  The Fund may engage in transactions that have the effect of leverage for investment purposes and hedging.

Lower-Rated Debt Securities.   Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality.  Securities rated below investment grade are often considered to be speculative. These securities have poor protection with respect to the issuer’s capacity to pay interest and repay principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. These securities are susceptible to default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, market interest rates and market liquidity. In addition, to the extent the Fund invests in lower-quality securities, it may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated debt securities, the success of such investments is dependent on the credit analysis of the Adviser or Subadviser.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

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At certain times in the past, the market for lower-rated debt securities has expanded rapidly, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or defaults. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

The Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments.  Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

See Appendix A for further information about the ratings of debt securities assigned by S&P, Moody’s, and Fitch.

Policies and Limitations. The Fund is not restricted in the amount it may invest in debt securities rated by at least one NRSRO in the lowest investment grade category (BBB/Baa) or lower or unrated securities of comparable quality. The Fund considers bonds rated by at least one NRSRO below the fourth highest category to be lower-rated securities or “junk bonds.”

Master Limited Partnerships.  Master limited partnerships (MLPs) are limited partnerships (or similar entities) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution.  Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.

Mortgage-Backed Securities.  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as Ginnie Mae); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. Government agency supported mortgage loans or some form of non-governmental credit enhancement.

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Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (FHFA). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (PCs), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac.  However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock.  In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship.

Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (MBS). While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012.  From the end of 2007 through the third quarter of 2012, the GSEs required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements.  However, they have repaid approximately $46 billion in dividends.  Both GSEs ended the third quarter of 2012 with positive net worth and, as a result, neither required a draw from the U.S. Treasury.  While the U.S. Treasury is committed to offset negative equity at the GSEs through its preferred stock purchases through 2012, FHFA has made projections for those purchases through 2015, predicting that cumulative U.S. Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion.  Nonetheless, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue beyond that date.

In addition, the future of the GSEs is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities.  The problems faced by the GSEs that resulted in their being placed into federal conservatorship and receiving significant U.S. Government support have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans.  The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down the GSEs by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio.  Congress is currently considering several pieces of legislation that would reform the GSEs and possibly wind down their existence, addressing portfolio limits and guarantee fees, among other issues.

The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios.  In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the GSEs’ portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring the GSEs to reach the $250 billion target four years earlier than previously planned.

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Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that the Adviser believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

Mortgage-backed securities may be issued in the form of collateralized mortgage obligations (CMOs) or collateralized mortgage-backed bonds (CBOs). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees.

Policies and Limitations.  The Fund may not purchase mortgage-backed securities that, in the Adviser’s opinion, are illiquid if, as a result, more than 15% of the Fund’s net assets would be invested in illiquid securities.

Freddie Mac Collateralized Mortgage Obligations.  Freddie Mac CMOs are debt obligations of Freddie Mac issued in multiple tranches having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Unlike Freddie Mac PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This “pass-through” of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.

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If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac’s minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the Freddie Mac CMOs are identical to those of Freddie Mac PCs. Freddie Mac has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Natural Disasters and Adverse Weather Conditions.  Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Preferred Stock.  The Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Real Estate-Related Instruments.  Real estate-related instruments include securities of real estate investment trusts (also known as “REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings, and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans, and derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Code and failing to maintain exemption from the Investment Company Act.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, because mortgage REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

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REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in REITs.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, and issuers that have exposure to the real estate, mortgage and credit markets, and the sovereign debt of certain nations or their political subdivisions have been particularly affected. It is uncertain how long these conditions will continue.

These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. The values of many types of securities, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities, have been reduced. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events and the potential for continuing market turbulence may have an adverse effect on the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Mortgage-backed securities have been especially affected by these market events. Beginning in 2008, the market for mortgage-related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. In the mortgage sector, there have been rising delinquency rates. These defaults have caused an unexpected degree of losses for holders. Some financial institutions and other enterprises may have large exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy. Questions have been raised about whether the quality of the underlying mortgages was misrepresented, and suits have been filed against some lenders and “bundlers” of mortgages. Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets.

Some financial institutions and other enterprises may have large exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy. Events in the financial markets and the broader economy are continuing to erode the tax bases of many state and local governments, as well as their access to the credit markets. This has put downward pressure on the value of many municipal securities. Some traditional insurers of municipal securities have also experienced financial stress.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth, at least in the short to medium term. The ultimate effect of these efforts is only beginning to reveal itself. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could adversely impact the value and liquidity of certain securities. As the U.S. Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise.

Political turmoil within the United States and abroad may also impact the Fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the Fund’s performance. Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

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The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the Investment Company Act. Certain swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of funds governed by the Investment Company Act and the market in which they will trade. Central clearing will also entail the use of assets of an Investment Company Act fund to satisfy margin calls and this may have an effect on the performance of such a fund.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by Investment Company Act funds. The CFTC recently adopted a revision to one of its rules that will either restrict the use of derivatives by an Investment Company Act fund or require the fund’s adviser to register as a CPO (see the discussion of “Financial Instruments”).

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

Repurchase Agreements.  In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or also from a foreign bank or from a U.S. branch or agency of a foreign bank or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. If the Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

Policies and Limitations.  Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities. The Fund may not enter into a repurchase agreement with a maturity or demand feature of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities (excluding maturity and duration limitations, if any) are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

Restricted Securities and Rule 144A Securities.  The Fund may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.

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Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of the Fund’s illiquidity. Restricted securities for which no market exists are priced by a method that the Board believe accurately reflects fair value.

Policies and Limitations.  To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to the Fund’s 15% limit on investments in illiquid securities.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in the Fund’s NAV and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

Policies and Limitations.  Reverse repurchase agreements are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the agreement.

Risks of Reliance on Computer Programs or Codes.  Many processes used in fund management, including security selection, rely, in whole or in part, on the use of computer programs or codes.  Errors in these programs or codes may go undetected, possibly for quite some time, which could adversely affect the Fund’s operations or performance.  Computer programs or codes are susceptible to human error when they are first created and as they are developed and maintained.  Some funds, like the Fund, may be subject to heightened risk in this area because the funds’ advisers rely to a greater extent on computer programs or codes in managing the fund’s assets.

While efforts are made to guard against problems associated with computer programs or codes, there can be no assurance that such efforts will always be successful.  The Fund has limited insight into the computer programs and processes of some service providers, and may have to rely on contractual assurances or business relationships to protect against some errors in the service providers’ systems.

Securities Loans.  The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors, provided that cash or equivalent collateral, initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is maintained by the borrower with the Fund or with the Fund’s lending agent, who holds the collateral on the Fund’s behalf. Thereafter, cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is to be continuously maintained by the borrower with the Fund. The Fund may also borrow a security for purposes of effecting a short sale of such security, see the section entitled “Short Sales” for additional information on the Fund’s activities related to borrowing securities. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower.  The Fund does not have the right to vote on securities while they are on loan.  However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund.

Policies and Limitations.   The Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets (taken at current value) to banks, brokerage firms, or other institutional investors. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Board. The collateral, which must be marked to market daily, must be initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily.  Thereafter, the collateral must be equal to at least 100% of the market value of the loaned securities.  See the section entitled “Cash Management and Temporary Defensive Positions” for information on how the cash collateral may be invested.  The Fund does not count the collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.

Steben Managed Futures Strategy Fund	Statement of Additional Information 36

Securities of Exchange-Traded Funds and Other Exchange-Traded Investment Vehicles.  The Fund may invest in the securities of exchange-traded funds (ETFs) and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, the Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold.   The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers.  ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to the Fund’s investment in securities of other investment companies generally apply also to the Fund’s investment in securities of ETFs.  See “Securities of Other Investment Companies.”

Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities).  Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its net asset value. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.

Securities of Other Investment Companies.   The Fund may invest in the securities of other investment companies, including open-end and closed-end management companies and unit investment trusts, that are consistent with its investment objectives and policies.  Such an investment may be the most practical or only manner in which the Fund can invest in certain asset classes or participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets may not be available at the time the Fund is ready to make an investment.  When investing in the securities of other investment companies, the Fund will be indirectly exposed to all the risks of such investment companies’ portfolio securities.  In addition, as a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s expenses.  An investment in the securities of other investment companies may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuers’ portfolio securities.

Although money market funds that operate in accordance with Rule 2a-7 under the Investment Company Act seek to preserve a $1.00 share price, it is possible for the Fund to lose money by investing in money market funds. Additionally, the SEC recently adopted amendments to Rule 2a-7 and other rules and forms related to money market funds that will affect the manner in which money market funds are structured and operated. Money market funds must comply with the rule amendments in various stages over a two year period and it is unclear how changes in money market fund structures and operations may impact investments.

Policies and Limitations.   The Fund may invest an unlimited amount of its uninvested cash in shares of money market funds that operate in compliance with Rule 2a-7 under the Investment Company Act, whether or not advised by the Adviser or an affiliate, under specified conditions. See “Cash Management and Temporary Defensive Positions.”

Otherwise, the Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.  However, the Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as the Fund, to invest in the ETF in excess of the limits described above.

Steben Managed Futures Strategy Fund	Statement of Additional Information 37

For purposes of the Fund’s industry concentration policy, the Fund will look through to the underlying investments of the investment companies, including ETFs, in which the Fund has invested for purposes of determining the percentage of the Fund’s total assets that are invested in the securities of issuers having their principal business activities in the same industry.

The Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

Short Sales.  The Fund may use short sales in an attempt to realize gain or for hedging purposes. To effect a short sale, the Fund borrows a security from or through a brokerage firm to make delivery to the buyer. The Fund may realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

The Fund may also make short sales against-the-box, in which it sells short securities only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

The effect of short selling is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

Policies and Limitations. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid assets in an amount equal to its obligations under short sales.

Stripped Mortgage Backed Securities (SMBS).  SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investments in illiquid securities.

Stripped Securities.  Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells. These coupons are not obligations of the U.S. Treasury.

Steben Managed Futures Strategy Fund	Statement of Additional Information 38

Structured Notes.  The Fund may invest in structured notes, such as participatory notes, issued by banks or broker-dealers that are designed to replicate the performance of an underlying indicator.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Generally, investments in such notes are used as a substitute for positions in underlying indicators.  Structured notes are a type of equity-linked derivative which generally are traded OTC. The performance results of structured notes will not replicate exactly the performance of the underlying indicator that the notes seek to replicate due to transaction costs and other expenses.

Investments in structured notes involve the same risks associated with a direct investment in the underlying indicator the notes seek to replicate. The return on a structured note that is linked to a particular underlying indicator generally is increased to the extent of any dividends paid in connection with the underlying indicator. However, the holder of a structured note typically does not receive voting rights and other rights as it would if it directly owned the underlying indicator. In addition, structured notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. Structured notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a structured note against the issuer of an underlying indicator. Structured notes involve transaction costs. Structured notes may be considered illiquid and, therefore, structured notes considered illiquid will be subject to the Fund’s percentage limitation on investments in illiquid securities.

U.S. Government and Agency Securities.   ”U.S. Government Securities” are obligations of the U.S. Treasury backed by the full faith and credit of the United States.  Due to recent market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline.  As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.

“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as the Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM Corporation (formerly, the Student Loan Marketing Association) (commonly known as “Sallie Mae”), Federal Home Loan Banks (FHLB), and the Tennessee Valley Authority.  Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the U.S. Treasury’s discretion in certain cases, or only by the credit of the issuer.  Accordingly, there is at least a possibility of default.  U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities.  (See “Mortgage-Backed Securities,” above.)  The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.

U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.  The secondary market for certain of these participations is extremely limited.  In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.

The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.  The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities (STRIPS) program.  Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.  The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.

Steben Managed Futures Strategy Fund	Statement of Additional Information 39

Variable or Floating Rate Securities; Demand and Put Features.   Variable rate and floating rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, “Adjustable Rate Securities”) ordinarily is determined by reference to a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Adjustable Rate Securities frequently permit the holder to demand payment of the obligations’ principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. In purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

Warrants and Rights. Warrants and rights may be acquired by the Fund in connection with other securities or separately.  Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities at a later date.  Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date.  Rights also normally have a shorter duration than warrants.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities.  The purchase of warrants and rights involves the risk that the Fund could lose the purchase value of the warrants or rights if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration date because warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.  The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

When-Issued and Delayed Delivery Securities and Forward Commitments.  The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae and Freddie Mac certificates. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued and delayed delivery purchases and forward commitment transactions enable the Fund to “lock in” what the Fund believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued, delayed delivery or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When issued, delayed-delivery and forward commitment transactions are subject to the risk that a counterparty may fail to complete the purchase or sale of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, the Fund will enter into transactions with established counterparties and the managers will monitor the creditworthiness of such counterparties.

Steben Managed Futures Strategy Fund	Statement of Additional Information 40

The value of securities purchased on a when-issued, delayed delivery or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Fund’s interests. The purchase of securities on a when-issued or delayed delivery basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.

When-issued, delayed-delivery and forward commitment transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.

Policies and Limitations.  The Fund will purchase securities on a when-issued or delayed delivery basis or purchase or sell securities on a forward commitment basis. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

The Fund may also enter into a TBA agreement and “roll over” such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage- backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.

When the Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on the Fund’s records as segregated, while the commitment is outstanding. These procedures are designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases and forward commitment transactions.

Zero Coupon Securities .  The Fund may invest in zero coupon securities.   A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a “deep discount” price). Upon maturity of the zero-coupon security, the investor receives the face value of the security. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. As such, these securities generally are issued with higher interest rates because of the risk that they do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest.

Zero coupon securities are issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”). OID varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

As a holder of OID, the Fund must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year.  Similarly, the Fund must include in its gross income each taxable year the securities it receives as “interest” on pay-in-kind securities during the year.  Because the Fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy continue to qualify for treatment as a RIC and to minimize or avoid payment of federal income and excise taxes, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary.  The Fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gain. As another option, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information.”

Steben Managed Futures Strategy Fund	Statement of Additional Information 41

Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. Accordingly, it may be difficult to value these securities and the values of these securities may be highly volatile as interest rates rise or fall. Because zero-coupon bonds may not reach maturity for decades, there is the risk that the issuer is not creditworthy or could default on its payout. In addition, because some zero-coupon securities are issued with provisions that permit them to be paid out (called) before maturity, they are subject to “call risk”, which is the risk that the issuer will redeem the zero-coupon securities prior to maturity and the Fund would receive payment and, in most cases, will be reinvesting in a less favorable environment (one with a lower interest rate).

BOARD OF TRUSTEES AND OFFICERS

The Fund’s operations are managed under the direction and oversight of the Fund’s Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Fund’s Board has overall responsibility for monitoring and overseeing the investment program of the Fund and its management and operations. The Board monitors and oversees the business affairs of the Fund. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of an investment company registered under the Investment Company Act organized as a corporation and has complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s business. The Trustees who are not “interested persons” within the meaning of the Investment Company Act are identified as Independent Trustees of the Board.

Biographical Information

Certain biographical and other information relating to Trustees of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served as a Trustee, the total number of portfolios overseen in the complex of funds advised by the Adviser (SCI Advised Funds) and any public Director/Trusteeships. The information in the table is current as of March 31, 2015. Unless otherwise noted, each Trustee or officer has served in his current principal occupation or (for Trustees) other directorships for the last five years. All persons named as Fund Trustees also serve in similar capacities for other SCI Advised Funds. The address of each Trustee and officer is c/o Steben Select Multi-Manager Fund, 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland 20878.

Independent Trustees*

Name and Year of Birth	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in SCI Advised Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
George W. Morriss Age: 68	Trustee (Since 2013)	Adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2014; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	3	Trustee of Neuberger & Berman Funds complex (which consists of 55 funds), since 2007; Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003; Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund (investment companies)(two funds).
Mark E. Schwartz Age: 67	Trustee (Since 2013)	President, TriCapital Advisors, Inc., since 2006.	3	Appointed Trustee of University of Maryland College Park Foundation since 2015; Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund (investment companies)(two funds).

Steben Managed Futures Strategy Fund	Statement of Additional Information 42

Interested Trustees*

Name and Age	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
Kenneth E. Steben** Age: 60	Trustee and Chief Executive Officer (Since 2013)	President and Chief Executive Officer since 1989 of Steben & Company, Inc.	3	Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund (investment companies)(two funds).

*	There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.
**	Mr. Steben is an “interested person”, as defined in the Investment Company Act, due to his position as President and Chief Executive Officer of the Adviser.
#	Member of the Audit Committee and the Governance and Nominating Committee.

Officers of the Funds Who Are Not Trustees

Name and Age	Position(s) Held with Fund (Since)	Principal Occupation(s) During the Past 5 Years
Francine J. Rosenberger Age: 47	Chief Compliance Officer (“CCO”) and Secretary (Since 2013)	General Counsel, SCI, since January 2013, Partner, K&L Gates LLP (law firm) from 2003 to January 2013.
Carl Serger Age: 55	Chief Financial Officer (Since 2013)	Chief Financial Officer, SCI, since December 2009; Senior VP, CFO and COO, Peracon, Inc. (electronic transactions platform) from 2007 to 2009; Independent Consultant in 2007; Senior VP and CFO, Ebix (software company) from 2006 to 2007; CFO, Senior VP and Treasurer, Finetre Corporation (financial technology platform company) from 1999 to 2006.

Board Structure and Role of the Board of Trustees

The Board of Trustees’ primary role is oversight of the management of the Fund. As is the case with virtually all investment companies, the Fund’s service providers, primarily the Adviser and its affiliates, have responsibility for the Fund’s day-to-day management, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Fund and its service providers.

Steben Managed Futures Strategy Fund	Statement of Additional Information 43

Experience, Qualifications, Attributes and Skills of the Fund’s Trustees. The Nominating Committee, which is comprised of Independent Trustees, is responsible for reviewing the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and will conduct a similar review in connection with the proposed nomination of current Trustees for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Trustee, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Fund.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills, which allows the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board believes that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified to serve as such.

In determining whether a particular Trustee is qualified to serve as a Trustee, the Board will consider a variety of criteria, none of which, in isolation, is controlling. In addition, the Board may take into account the actual or anticipated (in the case of new Trustees) service and commitment of each Trustee (including the Trustee’s commitment to participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should serve as a Trustee. Additional information about the specific experience, qualifications, attributes and skills of each Trustee, which was taken into account in determining that each Trustee should serve as a Trustee of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. While the Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives.

Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Fund’s portfolio on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund’s other service providers in accordance with the Fund’s investment objective and policies and otherwise in accordance with the requirements of the Investment Company Act, and other applicable federal, state and other securities and other laws, and the Fund’s Declaration of Trust and bylaws. The Board meets in-person periodically throughout the year. The Independent Trustees also will regularly meet without the presence of any representatives of management. The Board has established three standing committees - the Audit and Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is comprised exclusively of Independent Trustees. The responsibilities of each committee, including its oversight responsibilities, are described further below.

An Interested Trustee serves as Chairman of the Board. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management and the Independent Trustees, presiding at each Board meeting, and facilitating communication and coordination between the Independent Trustees and management.

The Trustees believe that the structure of the Board and committees is appropriate and facilitates the orderly and efficient flow of information to and from the Trustees to the Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face. The Trustees also believe that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces. The Board and its committees will review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Fund, and the environment in which the Fund operates and evolves.

Steben Managed Futures Strategy Fund	Statement of Additional Information 44

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk) subject to supervision by the Adviser. The Board has charged the Adviser with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to reduce the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and will be addressed as part of various regular Board and committee activities. The Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees expect to receive reports from, among others, management, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser’s risk management programs.

Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate the occurrence or effects of certain risks. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors the Fund’s ability to manage risk is subject to substantial limitations.

As noted above, the Board has three standing committees - an Audit and Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee. Each of the Committees is comprised solely of Independent Trustees and the members of the committees are identified below. Additional information about the committees is provided below.

Audit and Compliance Committee. The Trust has an Audit and Compliance Committee, consisting of Messrs. Morriss and Schwartz. The members of the Audit and Compliance Committee are Independent Trustees. The primary responsibilities of the Audit and Compliance Committee are to make recommendations to the Board as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audits; the review with the independent registered public accounting firm of the results of audits; oversight of the Trust’s compliance with legal and regulatory requirements, internal control over financial reporting and independent audits; and addressing any other matters regarding audits and compliance. The Audit and Compliance Committee met 4 times during the period April 1, 2014 (commencement of operations) through March 31, 2015.

Nominating Committee. The Trust has a Nominating Committee, consisting of Messrs. Morriss and Schwartz. The Nominating Committee is responsible for the selection and nomination for appointment of candidates to serve as Trustees of the Trust. The Nominating Committee will review shareholders’ nominations to fill vacancies on the Board. Shareholders can submit recommendations in writing addressed to the attention of the chair of the Nominating Committee, 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland 20878. A shareholder’s recommendation must include the following information about the nominee: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance. The Nominating Committee did not meet during the period April 1, 2014 (commencement of operations) through March 31, 2015.

With respect to the criteria the Nominating Committee uses for selecting nominees, a successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership.  The Nominating Committee also will consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

Steben Managed Futures Strategy Fund	Statement of Additional Information 45

Qualified Legal Compliance Committee. The Trust has a Qualified Legal Compliance Committee, consisting of the members of the Audit and Compliance Committee – Messrs. Morriss and Schwartz. The members of the Qualified Legal Compliance Committee are Independent Trustees. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust.. The Qualified Legal Compliance Committee did not meet during the period April 1, 2014 (commencement of operations) through March 31, 2015.

Trustee Qualifications

This section discusses, for each Trustee, the experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Trustee.  The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws or for any other purpose under state or federal law.

George W. Morriss: Mr. Morriss has experience in senior management and as chief financial officer of a financial services company. He has investment management experience as a portfolio manager managing personal and institutional funds. He has served as a member of a committee of representatives from companies listed on NASDAQ. He has served as a member of the board of funds of hedge funds. He has an advanced degree in finance. He has served as a Fund Trustee for multiple years.

Mark E. Schwartz: Mr. Schwartz has experience in senior management and as president of an investment advisory firm. He has investment management experience as a portfolio manager managing separate accounts, holding designations as a Certified Fund Specialist (CFS) and Chartered Retirement Planning Counselor (CRPC). He has served as a non-compensated advisor to the University of Maryland College Park Foundation Investment Committee. He also has extensive broker-dealer experience.

Kenneth E. Steben: Mr. Steben has investment management and senior management experience as the founder and president of Steben, an investment adviser registered with the SEC, a CPO registered with the CFTC and a broker-dealer registered with the SEC and a member of FINRA. He also serves on Steben’s Investment Committee.

Trustees’ Holdings

The dollar range of equity securities of the Fund owned by each Trustee is set forth below (1)

Name of Trustee	Dollar Range of Equity Securities in the Fund as of March 31, 2015(1)(2)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the SCI Advised Fund Complex as of March 31, 2015(1)(2)
Independent Trustees
George W. Morriss	$10,001 to $50,000	$10,001 to $50,000
Mark E. Schwartz	$10,001 to $50,000	$50,001 to $100,000
Trustees who are “Interested Persons” (2)
Kenneth E. Steben	None	Over $100,000

(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.
(2)	Includes the portion of direct and indirect investments made by the Adviser beneficially owned and personal investments.

Steben Managed Futures Strategy Fund	Statement of Additional Information 46

Independent Trustee Ownership of Securities

As of December 31, 2015, the Independent Trustees (and their respective immediate family members) did not beneficially own securities of the Adviser or Distributor, or an entity controlling, controlled by or under common control with the Adviser or Distributor (not including registered investment companies).

As of December 31, 2015, the Trustees and Officers, as a group, held 1.03% of the outstanding Class A shares and less than 1% of the outstanding Class I shares and Class N shares of the Fund.

Compensation for Trustees

The Independent Trustees are paid annual compensation for service on the Board and its Committees in an annual amount of $15,000 each. Such compensation encompasses attendance and participation at Board and Committee meetings, including telephonic meetings, if any. There are currently two Independent Trustees. The Audit Committee Chairman and the Audit Committee Financial Expert also receives an annual amount of $15,000. In the interest of recruiting and retaining Independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, the Fund reimburses each Independent Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other Officers (apart from the CCO) and Trustees of the Fund who are “interested persons” by virtue of their affiliation with the Adviser receive no compensation in such role.

The following table sets forth estimated compensation to be paid to the Independent Trustees and officers during the Fund’s first fiscal period. The Fund has no retirement or pension plans.

Name of Trustee or Officer	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex
George W. Morriss	$15,000	$30,000
Mark E. Schwartz	$7,500	$15,000

INVESTMENT ADVISER

Steben & Company, Inc., 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, MD 20878, serves as investment adviser to the Fund. The Adviser was established in 1989 for the purpose of advising the Fund within the Trust and has no other clients. Kenneth E. Steben is deemed to indirectly control the Adviser by virtue of his ownership of more than 25% of the Adviser. Mr. Steben is an affiliated person of the Trust because he is a Trustee and officer and because he indirectly controls the Fund through his control of the Adviser, which in turn controls the Fund.

Management Agreement. Pursuant to the management agreement between the Fund and the Adviser, the Adviser provides investment advisory services to the Fund (Management Agreement). The Management Agreement provides that, subject to the supervision of the Fund’s Board, the Adviser is responsible for management and oversight of the Fund’s portfolio. Under the terms of the Management Agreement, the Adviser provides the Fund’s investment program, allocates Fund assets and monitors those investments to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance and other criteria are satisfactory. The Adviser has a separate comparable management agreement with the Subsidiary.

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, the Adviser or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

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In consideration of the investment advisory services provided by the Adviser, the Fund pays the Adviser a fee of 1.75% of an aggregate of the Fund’s net assets determined daily and paid monthly (Management Fee).

Unless earlier terminated as described below, the Management Agreement remains in effect for a period of two years from the date of execution and will continue in effect from year to year thereafter if approved annually (a) by the Board or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. The Management Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Since the commencement of operations on April 1, 2014 through March 31, 2015, the Fund paid $794,746 in Management Fees to the Investment Manager.

Operating Services Agreement . Pursuant to an Operating Services Agreement with the Fund, the Fund has agreed to pay the Investment Manager 0.24% of the Fund’s daily assets (the “Operating Services Fee”) and the Investment Manager has contractually agreed to pay all of the Fund’s ordinary expenses including the Fund’s organizational and offering expenses but not the following Fund expenses: the Management Fee, the Distribution/ Servicing Fee, borrowing costs, interest expenses, brokerage commissions and other transaction and investment-related costs, taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. This Operating Services Agreement may be terminated at any time by the Board. Prior to March 1, 2016, the Operating Service Fee rate was 0.50% of the Fund’s daily assets.

Since the commencement of operations on April 1, 2014 through March 31, 2015, the Fund paid $317,899 in Operating Services Fees to the Investment Manager.

Other Accounts Managed by the Investment Committee Members. Certain Investment Committee Members, who are primarily responsible for the management of the Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2015: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by the Investment Committee Members and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Investment Committee Member	Type of Accounts	Total # of Accounts Managed	Total Assets (000,000’s omitted)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (000,000’s omitted)
Kenneth E. Steben	Registered Investment Companies:	2	$9	0	$0
	Other Pooled Investment Vehicles:	2	$663	0	$0
	Other Accounts:	0	$0	0	$0
John Dolfin	Registered Investment Companies:	2	$9	0	$0
	Other Pooled Investment Vehicles:	2	$663	0	$0
	Other Accounts:	0	$0	0	$0
Basak Akiska	Registered Investment Companies:	2	$9	0	$0
	Other Pooled Investment Vehicles:	2	$663	0	$0
	Other Accounts:	0	$0	0	$0

Securities Ownership of Investment Committee Members. The table below shows the dollar range of the shares of the Fund beneficially owned as of December 31, 2015 by each Investment Committee Member.

Investment Committee Member	Dollar Range of Fund Shares Owned
Kenneth E. Steben	$100,001 to $500,000
John Dolfin	$0
Basak Akiska	$0

Steben Managed Futures Strategy Fund	Statement of Additional Information 48

Conflicts of Interest of the Adviser. As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Fund, and allocating investment opportunities. The Board has reviewed and approved such policies and procedures. Investment professionals, including the Portfolio Managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities that may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. These conflicts increase where, as here, an investment professional receives performance-based compensation from some accounts but not from others, or receives asset-based compensation from accounts with different advisory fees. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies and unregistered investment vehicles, such as hedge funds. Among other things, investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities . The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. The Board has reviewed and approved these policies and procedures, which are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Performance Fees. An Investment Committee Member may advise certain accounts with respect to which advisory fees are based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Steben Managed Futures Strategy Fund	Statement of Additional Information 49

Compensation to Investment Committee Members. The Adviser’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for the Adviser’s clients, including shareholders of the Fund. Except as described below, investment professionals do not receive any direct compensation based upon the investment returns of any individual client account.

Mr. Steben indirectly owns equity interests in the Adviser. He receives a salary and distributions based on profits of the Adviser. As it relates to the Fund and the Fund Complex, Mr. Dolfin receives his compensation based on the size of the Fund and of other funds managed by or for which the Adviser serves as general partner and the management and advisory fees charged thereon. He is also paid a salary. Ms. Akiska is paid a base salary and is eligible for a performance-based bonus annually. These individuals, among others, are responsible for the investment processes and management of the Adviser. Messrs. Steben and Dolfin and Ms. Akiska believe that to the extent that they are successful in their investment endeavors, the greater the amount of assets over time and the more significant their compensation will be from the Adviser.

Contributions under the Adviser’s 401(k) Plan. The contributions are matching up to a certain percentage of contributions based.

TRADING ADVISORS

The Adviser has engaged the following Trading Advisors to manage a portion of the Fund’s and Subsidiary’s assets:

Millburn Ridgefield Corporation (“Millburn”), located at 411 West Putnam Avenue, Greenwich, CT 06830. Harvey Beker, George E. Crapple, Barry Goodman, Grant N. Smith and Gregg R. Buckbinder are the principals of Millburn. Millburn and its successors have been continuously managing assets in the currency and futures markets, using quantitative, systematic techniques, since 1971.

PGR Capital, LLP (“PGR”), located 130 Jermyn Street, London SW1Y 4UR. Casey Grylls, Ed Pyke, Nigel Gent and Peter Rogers are managing members of PGR.

Revolution Capital Management, LLC (“RCM”), located at 520 Zang Street, Broomfield, Colorado. Michael Mundt and T. Robert Olson are managing members of RCM. RCM focuses on short-term, systematic and quantitative trading, applying rigorous statistical analysis to all aspects of research, development, and operations.

Crabel Capital Management, LLC (“Crabel”), located at 10250 Constellation Blvd, Suite 2650, Century City, California. Toby Crabel is the the founder and president of Crabel. Crabel specializes in futures and foreign currency trading and is a pioneer in short-term, systematic trading, but also manages longer term systematic strategies. The Advanced Trend Program employs a long term trend-following strategy, with the objective of achieving competitive risk-adjusted returns, while maintaining a low correlation to major asset classes.

The Adviser does not determine what investments will be purchased or sold for the Fund with respect to the portions of Fund assets managed by the Trading Advisors. Because each Trading Advisor manages its portion of Fund assets independently from the others, the same investment may be held in two or more different portions of the Fund or may be acquired for one portion at a time when a Trading Advisor of another portion deems it appropriate to dispose of the investment from that other portion. Similarly, under some market conditions, one or more of the Trading Advisors may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Trading Advisor or Trading Advisors believe continued exposure to the broader market is appropriate. Because each Trading Advisor directs the trading for its portion of Fund assets and does not aggregate its transactions with those of the other Trading Advisors, the Fund may incur higher brokerage costs than would be the case if a single adviser or Trading Advisor were managing the Fund.

Each of the Trading Advisory Agreements provides that the Trading Advisor will manage the investment and reinvestment of such portion of the assets of the Fund or the Subsidiary as the Adviser may from time to time allocate to the Trading Advisor in accordance with the Fund’s objective, policies and restrictions and any investment guidelines established by the Adviser. Each Trading Advisor will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and investments will be purchased, held, sold or exchanged by the Fund and/or the Subsidiary, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Trading Advisors are required to furnish at their own expense all investment facilities necessary to perform its obligations under the Trading Advisory Agreements.

Generally, each Trading Advisory Agreement may be terminated without penalty by vote of the Board of Trustee or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Adviser immediately upon notice to the Trading Advisor, and each such agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). Each Trading Advisory Agreement also may be terminated by a Trading Advisor upon 30 days’ written notice and automatically terminates upon termination of the Advisory Agreement.

SUBADVISER

The Adviser has engaged Principal Global Investors, LLC (PGI or Subadviser), located at 711 High Street, Des Moines, Iowa 50392 to serve as Subadviser to the Fund. PGI is a wholly owned subsidiary of Principal Life Insurance Company, which is a wholly owned subsidiary of Principal Financial Services, Inc., which is a wholly owned subsidiary of Principal Financial Group, Inc., the public company whose common stock trades on the New York Stock Exchange (NYSE) under the ticker “PFG.” PGI had approximately $72.90 billion of assets under management as of December 31, 2013. PGI is responsible for selecting fixed income investments and assuring that such investments are made according to the Fund’s investment objective, policies and restrictions. PGI will not be responsible for monitoring or coordinating compliance with Fund-wide restrictions or limitations, given PGI’s focus on the fixed income portion of the Fund’s assets.

Steben Managed Futures Strategy Fund	Statement of Additional Information 50

The Subadvisory Agreement provides that the Subadviser will formulate and implement a continuous investment program for the Fund, in accordance with the Fund’s objective, policies and limitations and any investment guidelines established by the Adviser. The Subadviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Subadviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Subadvisory Agreement. The Adviser, not the Fund, will pay the Subadviser, on a monthly basis, an annual subadvisory fee on the fixed income portion of the Fund’s average daily net assets allocated to the Subadviser.

The Subadvisory Agreement continues for an initial term of two years and may be continued thereafter from year to year provided such continuance is specifically approved at least annually in the manner required by the Investment Company Act. The Subadvisory Agreement may be terminated at any time without payment of penalty by the Trust, the Adviser or the Subadviser upon 60 days’ written notice. The Subadvisory Agreement will automatically terminate in the event of its assignment, as defined under the Investment Company Act. The Subadvisory Agreement provides that the Subadviser under such agreement shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Subadvisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Subadviser of its duties under the Subadvisory Agreement.

Conflicts of Interest of the Subadviser. PGI acts as investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, other commingled funds insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. PGI has adopted and implemented policies and procedures that are reasonably designed to address the potential conflicts associated with managing accounts for multiple clients, including the Fund, and are designed to ensure that all clients are treated fairly and equitably. PGI also has adopted and implemented policies and procedures that are reasonably designed to prevent conflicts of interests or the appearance of such conflicts when portfolio managers or other personnel own or engage in transactions involving certain commingled funds managed by PGI. The Board has reviewed and approved these policies and procedures.

Steben Managed Futures Strategy Fund	Statement of Additional Information 51

FUND ADMINISTRATION, ACCOUNTING AND TRANSFER AGENT

The Administrator, Fund Accountant and Transfer Agent for the Fund is U.S. Bancorp Fund Services, LLC, which has its principal office at 615 East Michigan Street, Milwaukee, WI 53202, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to a Fund Administration Servicing Agreement, Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement (each an “Agreement” and together the “Agreements”) with the Fund, U.S. Bancorp Fund Services, LLC provides administrative, accounting and transfer agent services to the Fund, subject to the supervision of the Board.

Administration . U.S. Bancorp Fund Services, LLC provides general Fund administrative management such as: acting as liaison among Fund service providers, coordinating the Trustee’s communications, meeting agendas and resolutions, preparing appropriate schedules and assisting independent auditors, monitoring compliance with the Investment Company Act requirements, preparing and filing with the appropriate state securities authorities any and all required compliance filings relating to the qualification of the securities of the Fund, assisting Fund counsel in the annual update of the Prospectus and SAI and in preparation of proxy statements as needed, monitoring the Trust’s status as a regulated investment company under Subchapter M of the Code, providing financial data required by the Prospectus and SAI, and preparing and filing on a timely basis appropriate federal and state tax returns. The Administrator is paid a monthly fee (the “Administration Fee”) based on the daily net assets of the Fund. The Fund bears its share of the Administration Fee as per the terms of the Fund Administration Servicing Agreement.

The Investment Manager pays the administration fees directly, and receives a 0.24% operating services fee from the Fund under an Operating Services Agreement. Since the commencement of operations on April 1, 2014 through March 31, 2015, the Fund indirectly paid $115,359 in administration fees to the Administrator.

Fund Accounting. U.S. Bancorp Fund Services, LLC provides general Fund accounting services, including: portfolio valuation and trade reporting, expense accrual and payment, computation of net asset value, maintenance of ledgers and books and records, financial and tax reporting, as required by the Investment Company Act, maintaining certain books and records described in Rule 31a-1 under the Investment Company Act, and reconciling account information and balances among the Fund’s custodian or Adviser and reconciling sales and redemptions of shares of the Fund.

For the fund accounting services rendered to the Fund by U.S. Bancorp Fund Services, LLC, the Fund pays a fund accounting fee based upon the number and type of Fund transactions and accounting-related out-of-pocket expenses. Since the commencement of operations on April 1, 2014 through March 31, 2015, the Fund indirectly paid $12,171 in fund accounting fees to the Fund Accountant.

Transfer Agent. U.S. Bancorp Fund Services, LLC, which has its principal office at 615 East Michigan Street, Milwaukee, WI 53202, serves as transfer, dividend disbursing, and shareholder servicing agent for the Fund.

For the transfer agent services rendered to the Fund by U.S. Bancorp Fund Services, LLC, the Fund pays a Transfer Agent Servicing fee based upon the number and type of Fund shareholder transactions and out-of-pocket expenses. Since the commencement of operations on April 1, 2014 through March 31, 2015, the Fund indirectly paid $68,500 in transfer agent servicing fees to the Transfer Agent.

CUSTODIAN

U.S. Bank, N.A., (Custodian) which has its principal office at 1555 N. Rivercenter Dr., Milwaukee, WI 53212, serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser and Subadviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Steben Managed Futures Strategy Fund	Statement of Additional Information 52

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AND LEGAL COUNSEL

The Board has selected [_____] as the independent registered public accounting firm of the Fund. [_____] principal business address is [_____]. K&L Gates LLP, Washington, DC, serves as legal counsel to the Fund.

 DISTRIBUTION AGREEMENT

The Trust has entered into a Distribution Agreement (Distribution Agreement) with Foreside Fund Services, LLC (Distributor), pursuant to which the Distributor acts as the Fund’s distributor. The offering of the Fund’s shares is on a best efforts basis and is continuous. The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (FINRA). The Distributor has no obligation to sell any specific quantity of shares of the Fund. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased on sold by the Fund.

The Distributor does not receive any compensation from the Fund. Instead, the Adviser pays the Distributor for certain distribution related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the Investment Company Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the Investment Company Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

RULE 12b-1 PLANS

The Trust has adopted plans pursuant to Rule 12b-1 under the Investment Company Act (Rule 12b-1 Plan) that provide for fees payable to the Distributor and/or the Adviser as an expense of the Fund that are used by the Distributor and/or the Adviser to pay for distribution and shareholder services provided to the holders of Class A, Class C and Class N shares of the Fund. Each Rule 12b-1 Plan provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. The Rule 12b-1 Plans also provide for post-sales servicing to holders of Class A, Class C and Class N shares of the Fund. Because 12b-1 fees are paid out of Fund assets attributable to Class A, Class C and Class N shares, respectively, on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges. Each Rule 12b-1 Plan is a compensation plan, which means that the Distributor and/or the Adviser is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred.

Class A, Class C and Class N shareholders pay Rule 12b-1 fees to the Distributor at the annual rate of 0.25%, 1.00% and 0.25%, respectively of the average daily net assets. Since the commencement of operations on April 1, 2014 through March 31, 2015, the Fund paid $760, $643 and $1,817 in distribution fees for Class A, Class C and Class N, respectively, for distribution services by the Distributor and to financial intermediaries.

The Rule 12b-1 Plan may not be amended to materially increase the amount to be paid by the Fund’s Class A, Class C or Class N shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. Each Rule 12b-1 Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities. A Rule 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of the Fund’s Class A, Class C or Class N shares, respectively.

If a Rule 12b-1 Plan is terminated for the Fund’s Class A, Class C or Class N shares in accordance with its terms, the obligation of the Fund to make payments to the Distributor and/or the Adviser pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor and/or the Adviser other than fees already payable under the Rule 12b-1 Plan, if the Rule 12b-1 Plan is terminated in accordance with its terms for any reason.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers. The policy provides that neither the Fund nor the Adviser, Distributor or any agent, or any employee thereof (Fund Representative) will disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.

The Fund’s portfolio holdings are made public, as required by law, in the Fund’s annual and semi-annual reports. These reports are filed with the SEC and mailed to Shareholders approximately 60 days after the last day of the relevant period. (In addition, these reports are available upon request.) Also as required by law, the Fund’s portfolio holdings are reported to the SEC approximately 60 days after the last day of the Fund’s relevant first or third fiscal quarterly period. Selected holdings, as well as certain statistical information relating to portfolio holdings, such as strategy breakdowns or strategy performance, may be made available to shareholders in periodic communications because the Fund considers current portfolio holding information proprietary, such information is typically withheld for some time before being made public.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential. Disclosure to such third parties must be approved in advance by the Adviser’s legal or compliance department. Disclosure to providers of administration, accounting, auditing, legal, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund,) only upon approval by the Fund’s Chief Compliance Officer, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Adviser and its personnel (full portfolio daily, no lag), the Subadviser and its personnel (full portfolio daily, no lag), the Fund’s administrator and fund accountant (full portfolio, no lag), the Fund’s custodian (full portfolio daily, no lag), the Fund’s counterparty (full portfolio monthly), the Fund’s financial printer (full portfolio daily, no lag), the Fund’s legal counsel – K&L Gates LLP (as needed) and the Fund’s independent registered public accounting firm – [_____] (full portfolio as needed, no lag). In addition, the Fund provides non-public portfolio holdings information to Morningstar and Lipper, Inc. to allow the Fund to be rated by them. These entities are obligated to keep such information confidential. The Fund also may release to Intermediaries conducting due diligence on the Fund and the Adviser subject to a nondisclosure agreement. Finally, on occasion the Fund may disclose one or more individual holdings to pricing or valuation services for assistance in considering the valuation of the relevant holdings. In such cases, the information provided is subject to limitations on use intended to prohibit the recipient from trading on or inappropriately further disseminating it.

Third party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers, prime brokers, futures commission merchants or derivatives-clearing merchants, in connection with the Fund’s portfolio trading activities. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

As part of the internal policies and procedures, conflicts between the interests of the investors and those parties receiving portfolio information will be considered. In addition to the Fund’s policies and procedures in this area, a number of fund service providers maintain their own written procedures limiting use and further transmission of portfolio holdings information disclosed to them. Neither the Fund nor the Adviser receives any compensation in connection with the disclosure of information to these parties, and all such arrangements are pursuant to policies approved by the Board, which has determined that they are appropriate and in the best interest of shareholders. These Trust policies and procedures will be reviewed by the Trustees on an annual basis, for adequacy and effectiveness, in connection with the Fund’s compliance program under Rule 38a-1 under the Investment Company Act; and related issues will be brought to the attention of the Trustees on an as appropriate basis.

Additionally, the Adviser or its personnel from time to time may comment to the press, Shareholders, prospective investors or investor fiduciaries or agents (orally or in writing) on the Fund’s portfolio securities or may state that the Fund recently acquired or disposed of interests in another security. This commentary also may include such statistical information as industry, country or strategy exposure, credit quality information, specialized financial characteristics (alpha, beta, maturity, sharpe ratio, standard deviation, default rate, etc.), price comparisons to various measures, portfolio turnover and the like. No comments may be made, however, if likely to permit, in the sole judgment of the Adviser, inappropriate trading of shares or of portfolio securities of the Fund.

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PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated to the Adviser the authority to vote all proxies relating to the Fund’s portfolio securities pursuant to the Statement of Policies and Procedures for Proxy Voting set out in the Appendix B to this SAI. Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30, 2015 will be available on Form N-PX without charge by calling 855.775.5571, or on the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into the Prospectus.

CODE OF ETHICS

The Fund’s Board has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act and has also approved the Codes of Ethics of the Adviser and the Subadviser that were adopted by them in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act. The code of ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held, directly or indirectly, by the Fund.

The code of ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The code of ethics also are available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into the Prospectus.

LIST OF BENEFICIAL OWNERS OR CONTROL PERSONS

As of December 31, 2015, shareholders who owned, beneficially or of the record, 5% or more of the outstanding shares of any Class of shares of the Fund are listed below:

Share Class	Name And Address Of Owner	Number of Shares Owned	Percent of Fund *
Class C	NFS LLC Febo FMT Co Cust IRA Rollover FBO Diane B Neimann 2720 Glenhurst Ave Minneapolis, MN 55416-3965	7,519	8.08%
	NFS LLC Febo Phyllis A Mcdermitt Phyllis A Mcdermitt TTEE U/A 07/14/2011 167 Larry Ave Vandalia, OH 45377-3011	6,561	7.05%
	Stifel Nicolaus & Co Inc. Billie Belschner Sep IRA 501 North Broadway St Louis, MO 63102-2137	5,110	5.49%
Class I	Futures Portfolio Fund Limited Partnership UA 06/01/2012 9711 Washingtonian Blvd Ste. 400 Gaithersburg, MD 20878-5574	5,848,433	78.43%
	TD Ameritrade Inc. Po Box 2226 Omaha Ne 68103-2226	769,638	10.32%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-2010	613,233	8.22%
Class N	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-2010	301,427	60.23%
	Charles Schwab & Co Inc. 211 Main St San Francisco, CA 94105-1905	79,839	15.95%
	TD Ameritrade Inc. Po Box 2226 Omaha Ne 68103-2226	26,796	5.35%

*	A party owning in excess of 25% of the outstanding voting securities of the Fund may be deemed to control the Fund based on the substantial ownership held and the party’s resultant ability to influence voting on certain matters submitted to shareholders for their consideration and approval.

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BROKERAGE TRANSACTIONS

Subject to policies established by the Board, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of any brokerage. Because the Adviser makes most of the Fund’s purchases of securities directly from the issuer (i.e., the Subsidiary), the Adviser engages in transactions using a broker on a more limited basis. Nevertheless, some of the Fund’s portfolio transactions may be subject to expenses.

When engaging in brokerage transactions, the Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to seek to obtain best execution in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

Neither the Fund nor the Adviser has entered into any agreements or understandings with any brokers regarding the placement of securities transactions based on research services they provide. To the extent that brokers supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser, and therefore may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended (Exchange Act), and is designed to augment the Adviser’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment responsibilities with respect to all its client accounts.

Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Fund.

Investment decisions for the Fund are made independently of those of other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the Adviser, particularly when a security is suitable for the investment objectives of more than one such company or account. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts as to both amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

The Adviser or Subadviser is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any portion of the Fund’s assets they manage. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

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The Adviser or Subadviser will generally select brokers and dealers to effect transactions on behalf of the Fund substantially as described below. The Adviser can give no assurance that a Trading Advisor will adhere to, and comply with, the described practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of the Fund, it and the Subadviser will seek to obtain best execution for the transactions, taking into account such factors as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. The Adviser may consider the adequacy of the broker selection process employed by a Trading Advisor, as well as the above principles, as a factor in determining whether to invest with a Trading Advisor. The Adviser and Subadviser generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

Consistent with seeking best execution, the Adviser and Subadviser may place brokerage orders with brokers that may provide the Adviser or the Subadviser and their affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Adviser or Subadviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser or Subadviser or their affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is used by the Adviser or Subadviser in connection the Fund. Conversely, the information provided to the Adviser or Subadviser by brokers and dealers through which other clients of the Adviser or Subadviser and their affiliates effect securities transactions may be useful to them in providing services to the Fund.

Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate may result in greater transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover has certain tax consequences for shareholders.

FUND EXPENSES

The Fund and the Subsidiary are responsible for their own operating expenses other than those that the Adviser assumes, if any. The Fund’s fees and expenses will decrease its returns.

Pursuant to an Operating Services Agreement with the Fund, the Adviser has contractually agreed to pay all of the Fund’s ordinary fund-wide expenses including the Fund’s organizational and offering expenses but not the following Fund expenses: the Management Fee, the distribution/shareholder servicing fee, borrowing costs, interest expenses, brokerage commissions and other transaction and investment-related costs, taxes, litigation and indemnification expenses, judgments and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business. This Operating Services Agreement may be terminated at any time by the Board.

As an indirect investor in the Subsidiary, the Fund will indirectly bear the fees and expenses paid and incurred by the Subsidiary and such fees and expenses will reduce the Fund’s overall return.

DETERMINATION OF NET ASSET VALUE

The NAV of each Class of the Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

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The NAV for a Class is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) attributable to the Class by the total number of shares in the Class outstanding at such time.

Net Assets	=	NAV

Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (NASDAQ), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (NOCP). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Fund’s fair value methodology. The Fund may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus. Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares. However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

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The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). The Fund assesses a redemption fee of 1.00% of the value of the Fund’s shares being redeemed if a shareholder redeems its shares of the Fund within 30 days of purchase. Furthermore, the Fund may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which the sale by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders; or (iv) to ensure a recent purchase made by check clears.

Redemptions in Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX CONSEQUENCES

The following is a description of the material U.S. federal income tax consequences of owning and disposing of shares of the Fund and of the material U.S. federal income tax considerations affecting the Fund. The discussion below provides general tax information related to an investment in shares of the Fund, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the shares of the Fund. It is based on the Code and Treasury regulations and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding shares of the Fund as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the shares of the Fund; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes (and persons investing in the Fund through such entities); real estate investment trusts; regulated investment companies; insurance companies; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.”

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Except where specifically addressing non-U.S. shareholders, this discussion assumes that the shareholder is a U.S. holder who holds shares of the Fund as a capital asset. A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of shares of the Fund and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. If an entity that is classified as a partnership for U.S. federal income tax purposes holds shares of the Fund, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Fund shares and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of holding and disposing of such shares.

Tax laws are complex and often change, and shareholders should consult their tax advisors about the U.S. federal, state, local and non-U.S. tax consequences of an investment in the Fund.

Taxation of the Fund

The Fund has elected to be treated and intends to continue to qualify in each taxable year to be taxed as, a regulated investment company (RIC) under Subchapter M of the Code. To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” If the Fund otherwise meets the diversification requirement at the close of any quarter it will not lose its status as a RIC because of a discrepancy at the close of a subsequent quarter between the value of its various investments and such requirements, unless such discrepancy exists immediately after the acquisition of any security or other property and is wholly or partly the result of such acquisition. The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) at least 90% of its gross income for the relevant taxable year consists of certain qualifying income other than Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities).

Income derived from direct investments in commodities is not Qualifying RIC Income. In addition, the Internal Revenue Service (IRS) has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute Qualifying RIC Income. It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through the Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute Qualifying RIC Income. The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute Qualifying RIC Income, and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes Qualifying RIC Income. In addition, the IRS has issued private letter rulings concluding that income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes Qualifying RIC Income. Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent. Moreover, the Fund understands that the IRS has recently suspended the issuance of such rulings and is reviewing its policy in this area. The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings. The Fund intends to take the position that income from its investments in commodity-linked notes and in the Subsidiary will constitute Qualifying RIC Income. In the absence of a ruling, however, there can be no certainty in this regard. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute Qualifying RIC Income. The tax treatment of the Fund’s investment in commodity-linked notes or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations. If income derived by the Fund from its investments in commodity-linked notes and in the Subsidiary does not constitute Qualifying RIC Income, the Fund would most likely not qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income. In the event that future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or in the Subsidiary as Qualifying RIC Income, the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.

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The Fund may obtain exposure to currency markets through instruments such as foreign currency forward contracts. As discussed above, the Treasury Department has the authority to issue regulations excluding from the definition of Qualifying RIC Income a RIC’s foreign currency gains that are not directly related to its principal business of investing in stock or securities (or options and futures with respect to stock or securities). Such regulations, if issued, might treat gains from the Fund’s foreign currency-denominated positions as income that is not Qualifying RIC Income.

The Fund may invest in ETFs. Depending on the relevant ETF’s structure and its underlying investments, an investment in an ETF may produce income that is not Qualifying RIC Income. The Fund will limit and/or manage its holdings of ETFs with a view to complying with the requirements for qualification as a RIC. In addition, depending on an ETF’s structure, an ETF may bear tax costs at the ETF level that exceed the tax costs that would result if the Fund were to invest directly in the investments in which the ETF invests.

The Fund may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, the Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income each taxable year any increase for that year in the net principal value of each inflation-indexed security it holds, even though it does not receive cash representing the increase until the security matures. Because the Fund annually must distribute substantially all of its investment company taxable income (including accrued OID and other non-cash income) to satisfy the distribution requirement and avoid imposition of the excise tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

The Fund may invest in interests in MLPs, which generally are classified as partnerships for federal tax purposes. Most MLPs in which the Fund may invest are expected to be QPTPs, all the net income from which (regardless of source) would be qualifying income under the RIC income requirement. If the Fund invests in an MLP or an ETF (organized as a partnership) that is not a QPTP, including a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT), the net income the Fund earns therefrom would be treated as Qualifying Other Income only to the extent it would be such if realized directly by the Fund in the same manner as realized by that MLP, ETF, or company.

Assuming that it qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income,” computed without regard to the dividends-paid deduction, and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to its shareholders (including amounts that are reinvested in additional shares pursuant to the dividend reinvestment plan), provided that it distributes on a timely basis with respect to each taxable year at least the sum of 90% of its “investment company taxable income” computed without regard to the dividends-paid deduction and 90% of its net tax-exempt interest income for such taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain and with certain other adjustments. The Fund intends to distribute all of its income and gains to shareholders on an annual basis. Any taxable income, including any net capital gain, that the Fund does not distribute to its shareholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

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If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares of the Fund by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

In addition, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements. In order to avoid this excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Fund has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax. The Fund intends generally to make distributions sufficient to permit it to avoid the imposition of this excise tax, but there can be no assurance in this regard.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income. Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits would be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in its shares and any such distributions in excess of that basis would be treated as gain from the sale of shares, as discussed below. In such event, provided that an individual shareholder satisfied the applicable holding period and other requirements with respect to his or her shares, dividends received by such shareholder would be treated as “qualified dividend income,” which is subject to U.S. federal income tax at the rates applicable to long-term capital gains, and would be eligible for the dividends-received deduction in the case of a corporate shareholder. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before requalifying for taxation as a RIC. If the Fund fails to satisfy the income test or diversification test described above, however, it may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax.

Some of the investments that the Fund is expected to make, such as investments in debt securities that are treated as issued with original issue discount, will cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. Because the distribution requirements described above will apply to this income, the Fund may be required to borrow money or dispose of other securities in order to make the relevant distributions.

If the Fund utilizes leverage through borrowings or the issuance of preferred shares, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the Investment Company Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on shares of the Fund. Limits on the Fund’s ability to pay dividends on its shares may prevent the Fund from meeting the distribution requirements described above, and may therefore jeopardize the Fund’s qualification for tax treatment as a RIC and subject the Fund to U.S. federal income tax or the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

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Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions. Moreover, there may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the U.S. federal income tax treatment of investments in debt securities that are rated below investment grade is uncertain in various respects.

For U.S. federal income tax purposes, the Fund is permitted to carry forward net capital losses from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as taxable dividends to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Taxation of the Subsidiary

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation. The Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of a trade or business in the United States (effectively connected income). In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income. The Fund expects that, in general, the activities of the Subsidiary will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal tax on the Subsidiary’s effectively connected income could significantly reduce the Fund’s returns.

Foreign Taxes

Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits. If more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS to “pass through” to its shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, a shareholder would (a) include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income taxes paid by the Fund; (b) treat his pro rata share of such foreign income taxes as having been paid by him; and (c) subject to certain limitations, be entitled either to deduct his pro rata share of such foreign income taxes in computing his taxable income or to use it as a foreign tax credit against U.S. income taxes. No deduction for such foreign income taxes would be permitted to individuals in computing their alternative minimum tax liability. In general, the Fund does not expect that it will meet the requirements of the Code necessary to make this “pass-through” election. Assuming that the Fund does not make this election, any foreign taxes paid by the Fund will represent an expense to the Fund, which the Fund will generally deduct against its “investment company taxable income,” and the shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes. Even if the Fund makes the “pass-through” election for any taxable year, the election will not apply to taxes paid by the Subsidiary. The imposition of foreign or U.S. taxes on the income of these entities will reduce the return to shareholders.

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Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, regardless of the length of time the shareholder has owned shares of the Fund. Long-term capital gains recognized by individuals and other non-corporate shareholders will be subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund. Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in its shares and any such distributions in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Distributions by the Fund out of its “qualified dividend income” that are made to an individual or other non-corporate shareholder will be treated as “qualified dividend income” to such shareholder and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gain, provided the shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from U.S. corporations and dividends from foreign corporations that meet certain specified criteria. Distributions that the Fund receives, or is deemed to receive, from the Subsidiary will not constitute “qualified dividend income.” Dividends distributed by the Fund to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of qualifying dividends received by the Fund. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its shares of the Fund. Given the Fund’s investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction or the reduced rates applicable in taxable years to “qualified dividend income.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or in kind or are reinvested in additional shares of the Fund pursuant to the dividend reinvestment plan. In addition, a distribution will be treated in the manner described above even though, from an investment standpoint, it may constitute a partial return of the shareholder’s capital. In particular, investors should consider the tax implications of purchasing shares immediately prior to a distribution. Although the price of shares purchased at that time will include the amount of the forthcoming distribution, the distribution will nevertheless be taxable to the purchaser.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

Acquisition and Redemption, Sale and Exchange of Shares

A shareholder that acquires shares of the Fund in exchange for an in-kind contribution of securities will generally recognize gain or loss as if it had sold such securities for their fair market value on the date of the contribution. The amount of the gain or loss will be equal to the difference between the fair market value of contributed securities and the shareholder’s adjusted tax basis in the contributed securities. The shareholder’s basis in the shares it acquires in exchange for an in-kind contribution of securities will be equal to the fair market value of such securities on the date of the contribution.

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A shareholder will generally recognize capital gain or loss on a redemption or sale of shares of the Fund. The amount of the gain or loss will be equal to the difference between the fair market value of the cash or other property (including securities distributed in kind by the Fund) that the shareholder receives upon such redemption or sale and the shareholder’s adjusted tax basis in the shares that are redeemed or sold. Such gain or loss generally will be a long-term capital gain or loss if the shareholder’s holding period for such shares is more than one year and will be short-term capital gain or loss if the shareholder’s holding period for such shares is one year or less. Long-term capital gains recognized by individuals and other non-corporate shareholders are subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

A shareholder who receives an in-kind distribution of securities upon redeeming his or her shares will have an initial tax basis in such securities equal to their fair market value on the redemption date. A shareholder who subsequently sells any securities received pursuant to a redemption will recognize taxable gain or loss to the extent that the proceeds from such sale are greater or less than the shareholder’s tax basis in such securities.

Losses realized by a shareholder on a redemption or sale of Fund shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such shares of the Fund. In addition, no loss will be allowed on a redemption or sale of shares of the Fund if the shareholder acquires shares of the Fund (including pursuant to the dividend reinvestment plan) within a period beginning 30 days before and ending 30 days after the redemption or sale. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

For U.S. federal income tax purposes, an exchange of Fund shares for shares of another fund will be treated as a taxable disposition of the exchanged shares. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the same Fund, during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which such sale was made, pursuant to a reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

A shareholder also should be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.

Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount also will be subject to this tax. Any taxable dividends paid by the Fund, and gain realized on redemption of Fund shares, will constitute investment income of the type subject to this tax.

Under U.S. Treasury regulations, if a shareholder recognizes losses with respect to shares of the Fund of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Failure to comply with the reporting requirements gives rise to substantial penalties. Certain states may also have disclosure requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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Information Reporting and Backup Withholding

Information returns will be filed with the IRS with respect to distributions on Fund shares and the proceeds from a redemption or other disposition of Fund shares. A shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally, on an IRS form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate shareholders and certain other shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to these rules may be credited against the applicable shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS. The backup withholding rate is currently 28%.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The Fund (or its administrative agent) is required to report to the Internal Revenue Service and furnish to shareholders the cost basis information and holding period for shares purchased on or after January 1, 2012, and redeemed by the Fund on or after that date. The Fund will permit its shareholders to elect from among several permitted cost basis methods. In the absence of an election, the Fund will use average cost as its default cost basis method. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

Non-U.S. Shareholders

The U.S. federal income taxation of a shareholder that is a nonresident alien individual, a foreign corporation or a foreign trust or estate, each as defined for U.S. federal income tax purposes (non-U.S. shareholder) depends on whether the income that the non-U.S. shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder. The discussion below does not apply to a non-U.S. shareholder who is a former U.S. citizen or an entity that has expatriated from the United States. Such non-U.S. shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

If the income that a non-U.S. shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. shareholder, distributions of income and gains other than net capital gain will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate specified by an applicable treaty).

A non-U.S. shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are reported to the shareholders as undistributed net capital gains and any gains realized upon the redemption or sale of shares of the Fund. If, however, such a non-U.S. shareholder is a nonresident alien individual who is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements, such capital gain dividends, undistributed net capital gains and gains from the redemption or sale of shares of the Fund, net of certain U.S.-source losses, will be subject to a 30% U.S. tax.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, any distributions of income and gains, including net capital gains, any amounts retained by the Fund that are reported to the shareholders as undistributed capital gains and any gains realized upon the redemption or sale of shares of the Fund will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

As discussed above, information returns will be filed with the IRS with respect to distributions on Fund shares and the proceeds from a redemption or other disposition of Fund shares. A non-U.S. shareholder other than a corporation may be subject to U.S. backup withholding on distributions that are otherwise exempt from withholding tax, or that would otherwise be taxable at a reduced treaty rate, or on the proceeds from a redemption or other disposition of Fund shares if such non-U.S. shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the non-U.S. shareholder’s U.S. federal income tax liability, if any, and may entitle the non-U.S. shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis.

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Withholding tax at a rate of 30% will be imposed on payments to certain foreign entities, including financial intermediaries, after June 30, 2014, of U.S.-source dividends and, after December 31, 2016, of the gross proceeds of dispositions of property that can produce U.S.-source dividends, unless the relevant foreign entity satisfies various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in, or accounts with, those entities). This withholding will not apply to income that is “effectively connected” with a U.S. trade or business conducted by the applicable foreign entity. Non-U.S. shareholders should consult their tax advisors regarding the possible implications of this legislation on their investments in Fund shares.

In order to qualify for an exemption from U.S. backup withholding and to qualify for a reduced rate of U.S. withholding tax on dividends under an income tax treaty, a non-U.S. shareholder must generally deliver to the Fund a properly executed IRS Form W-8 (generally, Form W-8BEN). In order to claim a refund of any Fund-level taxes imposed on undistributed net capital gains, any U.S. withholding taxes or any backup withholding, a non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return.

Prospective shareholders of the Fund should consult with their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situation.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. For a discussion of the treatment of these dividends and distributions for U.S. federal income tax purposes, see “Federal Income Tax Consequences – Distributions.”

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Any dividend or distribution paid by the Fund will reduce the Fund’s NAV on the date paid by the amount of the dividend or distribution. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to U.S. federal income taxes.

Dividends and other distributions will be reinvested in additional shares of the Fund unless the shareholder has otherwise elected. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

GENERAL INFORMATION

Description of Shares

Each share of beneficial interest of the Fund has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Fund and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Fund voting without regard to series.

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The Fund is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

Registration Statement

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Financial statements for the Fund for the (1) annual period ended March 31, 2016 and (2) annual period April 1, 2014 (commencement of operations) through March 31, 2015, including the report of [_____] (the Fund’s independent registered public accounting firm) thereon, are incorporated by reference. A copy of the report delivered with the Statement of Additional Information should be retained for future reference.

Steben Managed Futures Strategy Fund	Statement of Additional Information 68

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

1. Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Note:	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1.	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2.	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3.	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG.	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Steben Managed Futures Strategy Fund	Statement of Additional Information A-1

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1.	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2.	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3.	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG.	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

2. Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
NOTE:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor’s

A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows:

Steben Managed Futures Strategy Fund	Statement of Additional Information A-2

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

Steben Managed Futures Strategy Fund	Statement of Additional Information A-3

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C:	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D:	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
N.R.:	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B:	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1:	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2:	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3:	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meets its financial commitments over the short-term compared to other speculative-grade obligors.

Steben Managed Futures Strategy Fund	Statement of Additional Information A-4

C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D:	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Steben Managed Futures Strategy Fund	Statement of Additional Information A-5

APPENDIX B

STEBEN & COMPANY, INC.

PROXY VOTING POLICIES

Steben & Company (SCI or the Firm), serves as general partner or investment advisor for commodity funds and registered and unregistered investment companies (each a Fund and, together, the Funds), and as such is responsible for many aspects of the Fund’s operations, including the management and investment of its cash assets.

In the absence of a delegation of investment and management authority to another party, which delegation includes the obligation to vote proxies appurtenant to securities and other instruments acquired by said third party for the benefit of the Funds, SCI shall vote shares of stock and other instruments carrying voting rights for the holders thereof in accordance with these Proxy Voting Policies.

1.	Duties with Respect to Proxies:

SCI has an obligation to vote all proxies appurtenant to shares of stock and other instruments owned by the Funds in the best interests of the Fund(s) and its owners. In voting these proxies, SCI may not be motivated by, or subordinate the Fund’s interests to, its own objectives or those of persons or parties unrelated to the Fund. SCI will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by it. SCI shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

2.	Voting Proxies:

Since SCI invests the Fund’s assets primarily in instruments that do not carry voting rights for the holders thereof, SCI does not anticipate there being any company meetings at which it is expected to vote shares or other interests held (or controlled) by it for the benefit of the Funds. However, where Fund holdings include voting securities and a meeting of holders of such securities is convened, SCI will take the following steps to carry out its duties as to the Fund(s) and its assets:

A.	SCI will track all such shareholder meetings, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

B.	SCI will look primarily to research received from, or delegate all or certain aspects of the proxy voting process to, RiskMetrics or another similar organization.

C.	SCI has the right and the ability to depart from a recommendation made by RiskMetrics or another organization as to a particular vote, slate of candidates or otherwise, and can to vote all or a portion of the shares owned for client accounts in accordance with its preferences.

Steben Managed Futures Strategy Fund	Statement of Additional Information B-1

3.	Conflicts of Interest:

SCI is not affiliated with any company whose stock is publicly traded. While SCI believes that such circumstances generally will not present conflict of interest dangers for the Firm or its clients, in order to avoid even the appearance of a conflict of interest, SCI will, by surveying the firm’s employees or otherwise, determine whether SCI has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Firm will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence its decision on a given vote. SCI will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

4.	Obtaining Proxy Voting Information:

To obtain information on how SCI voted proxies, please contact the Firm’s Compliance Department.

Adopted as of this 1st day of May, 2010 (amended as of July 2013)

Steben Managed Futures Strategy Fund	Statement of Additional Information B-2

Principal Global Investors, LLC

Proxy Voting and Class Action Monitoring

______________________________________________________________________________

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Risks

In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

•	The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.
•	Proxies are not voted in Clients’ best interests.
•	Proxies are not identified and voted in a timely manner.
•	Conflicts between the Advisers’ interests and the Client are not identified; therefore, proxies are not voted appropriately.
•	The third-party proxy voting services utilized by the Advisers are not independent.
•	Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.

Policy

The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to advisory clients. The Advisers’ guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance creates a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

Steben Managed Futures Strategy Fund	Statement of Additional Information B-3

The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

Institutional Shareholder Services

Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (“ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Team.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors.

If the Portfolio Manager’s judgment differs from that of ISS, a written record is created reflecting the process (See Appendix titled “Report for Proxy Vote(s) Against the ISS Recommendation(s)”), including:

1.	The requesting PM Team’s reasons for the decision;
2.	The approval of the lead Portfolio Manager for the requesting PM Team;
3.	Notification to the Proxy Voting Team and other appropriate personnel (including other Advisers Portfolio Managers who may own the particular security);
4.	A determination that the decision is not influenced by any conflict of interest; and

Review and approval by the Compliance Department.

Conflicts of Interest

The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

1 The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

Steben Managed Futures Strategy Fund	Statement of Additional Information B-4

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers maintain records of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Advisers’ Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Advisers’ Investment Accounting Department. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.

SMA – Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Team. The SMA Operations Department coordinates with the respective wrap program sponsor and the Investment Accounting Department to ensure that proxies are voted in accordance with Clients’ instructions.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Team.

Securities Lending

At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.

Steben Managed Futures Strategy Fund	Statement of Additional Information B-5

Abstaining from Voting Certain Proxies

The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•	Restrictions for share blocking countries;[2]
•	Casting a vote on a foreign security may require that the adviser engage a translator;
•	Restrictions on foreigners’ ability to exercise votes;
•	Requirements to vote proxies in person;
•	Requirements to provide local agents with power of attorney to facilitate the voting instructions;
•	Untimely notice of shareholder meeting;
•	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform the Advisers’ Proxy Voting Team of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers do not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Team may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Team. The Proxy Voting Team will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Team may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

2 In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Steben Managed Futures Strategy Fund	Statement of Additional Information B-6

External Managers

Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers are responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Team. The Proxy Voting Team will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Team, with the assistance of the CCO or CCO NA (or their designee), will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to Clients.

Recordkeeping

The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Proxy Voting Team, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•	Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Team. All written requests must be retained in the Client’s permanent file.
•	The Proxy Voting Team records the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.
•	The Proxy Voting Team furnishes the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.
•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

•	Upon inadvertent receipt of a proxy, the Advisers forward the proxy to ISS for voting, unless the client has instructed otherwise.

Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Steben Managed Futures Strategy Fund	Statement of Additional Information B-7

Proxy voting records:

•	The Advisers’ proxy voting record is maintained by ISS. The Proxy Voting Team, with the assistance of the Investment Accounting and SMA Operations Departments, periodically ensures that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.
•	The Advisers maintain documentation to support the decision to vote against the ISS recommendation.

•	The Advisers maintain documentation or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for any voting decision.

Procedures for Class Actions

In general, it is the Advisers’ policy not to file class action claims on behalf of Clients. The Advisers specifically do not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract, as it is the Advisers’ general policy not to act as lead plaintiff in class actions.

The process of g class action claims is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision.

The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Advisers manage the conflict by seeking instruction from the Law Department and/or outside counsel.

Disclosure

The Advisers ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

Responsibility

Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

In general, the Advisers’ CCO or CCO NA (or their designee) oversees the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures. In addition, the Compliance Department periodically reviews the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted in a manner consistent with the Advisers’ fiduciary duties.

Steben Managed Futures Strategy Fund	Statement of Additional Information B-8

Revised 12/2012 ♦ Supersedes 1/2012

Steben Managed Futures Strategy Fund	Statement of Additional Information B-9

PART C: OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)	(1) Certificate of Trust of the Registrant, dated as of February 14, 2013[1]
(2)	Declaration of Trust of the Registrant[3]
(b)	Bylaws of Registrant [3]
(c)	Not applicable.
(d)	(1) Form of Amended Investment Advisory Agreement [7]
(2)	Form of Sub-advisory Agreement [4]
(3)	Form of Trading Advisory Agreement – To be filed
(e)	(1) Form of Distribution Agreement [3]
(2)	Form of Selling Agreement [3]
(3)	Form of Dealer Agreement [3]
(f)	Not applicable.
(g)	Form of Custody Agreement [3]
(h)	(1) Form of Administration Agreement [3]
(2)	Form of Transfer Agency Agreement [3]
(3)	Form of Fund Accounting Agreement [3]
(4)	Form of Services Agreement [3]
(5)	Form of Operating Services Agreement – To be filed
(i)	Opinion and Consent of Legal Counsel[6]
(j)	Consent of Independent Registered Public Accounting Firm – To be filed
(k)	Not applicable.
(l)	Agreement for providing initial capital [4]
(m)	(1) Form of Class A Plan pursuant to Rule 12b-1[3]
(2)	Form of Class C Plan pursuant to Rule 12b-1[3]
(3)	Form of Class N Plan pursuant to Rule 12b-1[3]
(n)	Form of Rule 18f-3 Plan[3]
(o)	Reserved.
(p)	Code of Ethics
(1)	Code of Ethics of the Trust[2]
(2)	Codes of Ethics of the Adviser[2]
(3)	Code of Ethics of Subadviser [3]
(4)	Code of Ethics of Trading Advisors – To be filed
(s)	Powers of Attorney – filed herewith

1 Incorporated by reference to Registrant’s initial registration statement on Form N-1A, filed with the Securities and Exchange Commission on August 26, 2013 (Accession No. 0001144204-13- 047760).

2 Incorporated herein by reference to corresponding Exhibit of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 of Steben Select Multi-Strategy Fund, SEC File No. 333-187847, filed July 30, 2013 (Accession No. 0001144204-13-041802).

3 Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 21, 2014 (Accession No. 0001144204-14-010890).

4 Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on March 25, 2014 (Accession No. 0001144204-14-017496).

5 Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on March 28, 2014 (Accession No. 0001144204-14-018882).

6 Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on July 29, 2015 (Accession No. 0001144204-15-04481).

7 Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on November 27, 2015 (Accession No. 0001144204-15-068197).

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ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

See the Statement of Additional Information.

ITEM 30.	INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Section 6.5, 6.6 and 6.7 of the Registrant’s Declaration of Trust states as follows:

Section 6.5 – Indemnification

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii) as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

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(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section 6.5 shall be paid by the Trust and each Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section 6.5; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this Section 6.5(e) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(f) Any repeal or modification of this Article VI or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(g) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 6.5 and any advancement of expenses that any Covered Person is entitled to be paid under Section 6.5(e) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article VI; provided that any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable.

Section 6.6 – Further Indemnification

Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 7.4 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article VI.

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Section 6.7 – Indemnification of Shareholders

(a) No Shareholder of the Trust or of any Series or Class shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series or Class. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

(b) In case any Shareholder or former Shareholder of any Series or Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series or Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series or Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series or Class and satisfy any judgment thereon from the assets of the Series or Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Series or Classes whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 6.7 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Series or Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Steben & Company, Inc. is the investment adviser to the Fund, and its business is summarized in Part A and Part B of this Registration Statement under the sections entitled “Management of the Fund” and “Management Agreement,” respectively. Information as to any other businesses, professions, vocations or employments of a substantial nature engaged in by officers of SCI during the last two fiscal years is incorporated by reference to Form ADV filed by the Adviser with the SEC under the Investment Advisers Act of 1940, as amended (SEC File No. 801-64686).

ITEM 32.	PRINCIPAL UNDERWRITER

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended.

1.	Absolute Shares Trust
2.	AdvisorShares Trust
3.	American Beacon Funds
4.	American Beacon Select Funds
5.	Ark ETF Trust
6.	Avenue Mutual Funds Trust
7.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
8.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
9.	Bridgeway Funds, Inc.
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10.	Calamos ETF Trust
11.	Cane Alternative Strategies Fund, Series of Northern Lights Fund Trust III
12.	Capital Innovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust
13.	Carlyle Select Trust
14.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
15.	Context Capital Funds
16.	Corsair Opportunity Fund
17.	Direxion Shares ETF Trust
18.	Evanston Alternative Opportunities Fund
19.	Exchange Traded Concepts Trust II
20.	FlexShares Trust
21.	Forum Funds
22.	Forum Funds II
23.	FQF Trust
24.	FSI Low Beta Absolute Return Fund
25.	Gottex Trust
26.	Henderson Global Funds
27.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)
28.	Horizons ETF Trust
29.	Infinity Core Alternative Fund
30.	Ironwood Institutional Multi-Strategy Fund LLC
31.	Ironwood Multi-Strategy Fund LLC
32.	Manor Investment Funds
33.	Outlook Funds Trust
34.	Palmer Square Opportunistic Income Fund
35.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
36.	Pine Grove Alternative Fund
37.	Pine Grove Alternative Institutional Fund
38.	Plan Investment Fund, Inc.
39.	PMC Funds, Series of Trust for Professional Managers
40.	Precidian ETFs Trust
41.	Quaker Investment Trust
42.	Renaissance Capital Greenwich Funds
43.	RevenueShares ETF Trust
44.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
45.	Salient MF Trust
46.	SharesPost 100 Fund
47.	Sound Shore Fund, Inc.
48.	Steben Select Multi-Strategy Fund
49.	The 504 Plan
50.	The Roxbury Funds
51.	TIFF Investment Program
52.	Toroso Newfound Tactical Allocation Fund, Series of Investment Managers Series Trust
53.	Turner Funds
54.	V2 Hedged Equity Fund, Series of Trust for Advised Portfolios
55.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
56.	Wintergreen Fund, Inc.
57.	WisdomTree Trust.

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(b)	To the best of Registrant’s knowledge, the officers of Foreside Fund Services, LLC, distributor for Registrant, are as follows:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH FORESIDE FUND SERVICES, LLC	POSITIONS AND OFFICES WITH REGISTRANT
Mark A. Fairbanks Three Canal Plaza, Suite 100 Portland, ME 04101	President and Manager	None
Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None
Nanette K. Chern Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President and Chief Compliance Officer	None
Lisa S. Clifford Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President and Managing Director of Compliance	None
Paula R. Watson Three Canal Plaza, Suite 100 Portland, ME 04101	Assistant Secretary	None

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Investment Manager and other services providers.

ITEM 34.	MANAGEMENT SERVICES

Not applicable

ITEM 35.	UNDERTAKINGS

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Steben Alternative Investment Funds has duly caused this has duly caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Gaithersburg and State of Maryland, on the 31st day of May, 2016.

STEBEN ALTERNATIVE INVESTMENT FUNDS

By: /s/ Kenneth E. Steben

       Kenneth E. Steben
       Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Kenneth E. Steben Kenneth E. Steben	Trustee and Chief Executive Officer	May 31, 2016

/s/ George Morriss*	Trustee	May 31, 2016
George Morriss

/s/ Mark E. Schwartz*	Trustee	May 31, 2016
Mark E. Schwartz

/s/ Carl Serger Carl Serger	Chief Financial Officer	May 31, 2016

* By /s/ Francine J. Rosenberger

Francine J. Rosenberger

(As Attorney-in-Fact)

SIGNATURES

Steben Managed Futures Strategy Cayman Fund Ltd. has duly caused this Post-Effective Amendment No. 9 to the Registration Statement with respect only to information that specifically relates to the Steben Managed Futures Cayman Fund Ltd, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Gaithersburg and State of Maryland, on the 31st day of May, 2016.

STEBEN MANAGED FUTURES CAYMAN FUND LTD.

By: /s/ Kenneth E. Steben

Kenneth E. Steben
Chief Executive Officer

This Post-Effective Amendment No. 9 to the Registration Statement with respect only to information that specifically relates to the Steben Managed Futures Cayman Fund Ltd, has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Kenneth E. Steben Kenneth E. Steben	Director and Chief Executive Officer	May 31, 2016

/s/ George Morriss*	Director	May 31, 2016
George Morriss

/s/ Mark E. Schwartz*	Director	May 31, 2016
Mark E. Schwartz

/s/ Carl Serger Carl Serger	Chief Financial Officer	May 31, 2016

* By /s/ Francine J. Rosenberger

Francine J. Rosenberger

(As Attorney-in-Fact)

EXHIBIT INDEX

Exhibit No.	Exhibit
EX-99(s)	Powers of Attorney